                                                          Exhibit  (10)(q)











                                CREDIT AGREEMENT


                                     between



                                DIRECT STEEL INC.

                                       and

                       BNY FINANCIAL CORPORATION - CANADA

                                   dated as of
                                November 15, 1996














MORRIS, ROSE, LEDGETT                                          MEIGHEN DEMERS
BORROWER'S COUNSEL                                            LENDER'S COUNSEL
                                 TORONTO, CANADA


                                    I N D E X
                                    =========


I.       DEFINITIONS............................................................................................  1
         -----------
         1.1      ACCOUNTING TERMS..............................................................................  1
         1.2      GENERAL TERMS.................................................................................  1
         1.3      PPSA TERMS.................................................................................... 15
         1.4      INTERPRETATION................................................................................ 15
         1.5      REFERENCES.................................................................................... 15
         1.6      INTEREST CALCULATIONS AND PAYMENTS............................................................ 16
         1.7      INTEREST ACT (CANADA)......................................................................... 16

II.      ADVANCES, PAYMENT, INTEREST AND FEES................................................................... 16
         ------------------------------------
         2.1      LOAN ADVANCES................................................................................. 16
         2.2      PROCEDURE FOR REVOLVING ADVANCES BORROWING.................................................... 18
         2.3      DISBURSEMENT OF ADVANCE PROCEEDS.............................................................. 18
         2.4      TERM LOAN..................................................................................... 18
         2.5      REPAYMENT OF ADVANCES......................................................................... 19
         2.6      REPAYMENT OF EXCESS ADVANCES.................................................................. 19
         2.7      STATEMENT OF ACCOUNT.......................................................................... 19
         2.8      LENDER GUARANTEES AND LETTERS OF CREDIT....................................................... 20
         2.9      ISSUANCE OF LETTERS OF CREDIT................................................................. 20
         2.10     ADDITIONAL REQUIREMENTS FOR ISSUANCE OF LENDER GUARANTEES AND
                  LETTERS OF CREDIT............................................................................. 21
         2.11     ADDITIONAL PAYMENTS........................................................................... 22

III.     INTEREST AND FEES...................................................................................... 22
         ------------------
         3.1      INTEREST...................................................................................... 22
         3.2      LENDER GUARANTEE AND LETTER OF CREDIT FEES.................................................... 22
         3.3      CLOSING FEE................................................................................... 23
         3.4      COLLATERAL MONITORING FEE..................................................................... 23
         3.5      NOT A BUSINESS DAY............................................................................ 24
         3.6      MAXIMUM CHARGES............................................................................... 24
         3.7      INCREASED COSTS............................................................................... 24
         3.8      CAPITAL ADEQUACY.............................................................................. 25
         3.9      SURVIVAL...................................................................................... 25
         3.10     ILLEGALITY.................................................................................... 25
         3.11     OVERADVANCES.................................................................................. 25
         3.12     EXCESS RESULTING FROM EXCHANGE RATE CHANGE.................................................... 26


         3.13     CURRENCY...................................................................................... 26

IV.      COLLATERAL:  GENERAL TERMS............................................................................. 26
         --------------------------
         4.1      SECURITY INTEREST IN THE COLLATERAL........................................................... 26
         4.2      PERFECTION OF SECURITY INTEREST............................................................... 27
         4.3      DISPOSITION OF COLLATERAL..................................................................... 27
         4.4      PRESERVATION OF COLLATERAL.................................................................... 28
         4.5      OWNERSHIP OF COLLATERAL....................................................................... 28
         4.6      DEFENSE OF THE LENDER'S INTERESTS,............................................................ 29
         4.7      BOOKS AND RECORDS............................................................................. 29
         4.8      FINANCIAL DISCLOSURE.......................................................................... 29
         4.9      COMPLIANCE WITH LAWS.......................................................................... 30
         4.10     INSPECTION OF PREMISES........................................................................ 30
         4.11     INSURANCE..................................................................................... 30
         4.12     FAILURE TO PAY INSURANCE...................................................................... 32
         4.13     PAYMENT OF TAXES.............................................................................. 32
         4.14     PAYMENT OF LEASEHOLD OBLIGATIONS.............................................................. 32
         4.15     RECEIVABLES................................................................................... 32
         4.16     INVENTORY..................................................................................... 35
         4.17     MAINTENANCE OF EQUIPMENT...................................................................... 35
         4.18     EXCULPATION OF LIABILITY...................................................................... 35
         4.19     ENVIRONMENTAL MATTERS......................................................................... 35

V.       REPRESENTATIONS AND WARRANTIES......................................................................... 38
         ------------------------------
         5.1      AUTHORITY..................................................................................... 38
         5.2      FORMATION AND QUALIFICATION................................................................... 38
         5.3      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.................................................... 38
         5.4      TAX RETURNS................................................................................... 38
         5.5      FINANCIAL STATEMENTS.......................................................................... 39
         5.6      CORPORATE NAME................................................................................ 39
         5.7      ENVIRONMENT COMPLIANCE........................................................................ 39
         5.8      SOLVENCY; NO LITIGATION, VIOLATION, INDEBTEDNESS OR DEFAULT................................... 40
         5.9      PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES.................................................. 40
         5.10     LICENSES AND PERMITS.......................................................................... 40
         5.11     DEFAULT OF INDEBTEDNESS....................................................................... 41
         5.12     NO DEFAULT.................................................................................... 41
         5.13     NO BURDENSOME RESTRICTIONS.................................................................... 41
         5.14     NO LABOUR DISPUTES............................................................................ 41
         5.15     DISCLOSURE.................................................................................... 41
         5.16     PLANS......................................................................................... 42
         5.17     AUTHORITY TO INCUR DEBTS...................................................................... 42
         5.18     WORKERS' COMPENSATION......................................................................... 42
         5.19     REAL PROPERTY................................................................................. 43





VI.      AFFIRMATIVE COVENANTS.................................................................................. 43
         ---------------------
         6.1      PAYMENT OF FEES............................................................................... 44
         6.2      CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE AND ASSETS................................... 44
         6.3      VIOLATIONS.................................................................................... 44
         6.4      GOVERNMENT RECEIVABLES........................................................................ 44
         6.5      TANGIBLE NET WORTH............................................................................ 44
         6.6      INDEBTEDNESS TO TANGIBLE NET WORTH............................................................ 44
         6.7      MINIMUM PROFITABILITY......................................................................... 44
         6.8      PLEDGE OF CREDIT.............................................................................. 45
         6.9      EXECUTION OF SUPPLEMENTAL INSTRUMENTS......................................................... 45
         6.10     PAYMENT OF INDEBTEDNESS....................................................................... 45
         6.11     STANDARDS OF FINANCIAL STATEMENTS............................................................. 45
         6.12     PLANS......................................................................................... 45

VII.     NEGATIVE COVENANTS..................................................................................... 45
         ------------------
         7.1      MERGER, CONSOLIDATION, ACQUISITION AND SALE OF ASSETS......................................... 45
         7.2      CREATION OF LIENS............................................................................. 46
         7.3      GUARANTEES.................................................................................... 46
         7.4      INVESTMENTS................................................................................... 46
         7.5      LOANS......................................................................................... 46
         7.6      CAPITAL EXPENDITURES.......................................................................... 46
         7.7      INDEBTEDNESS.................................................................................. 46
         7.8      NATURE OF BUSINESS............................................................................ 47
         7.9      TRANSACTIONS WITH AFFILIATES.................................................................. 47
         7.10     LEASES........................................................................................ 47
         7.11     SUBSIDIARIES.................................................................................. 47
         7.12     FISCAL YEAR AND ACCOUNTING CHANGES............................................................ 47
         7.13     PREPAYMENT OF INDEBTEDNESS.................................................................... 47
         7.14     TRANSACTIONS AFFECTING COLLATERAL OR OBLIGATIONS.............................................. 47
         7.15     DISTRIBUTIONS................................................................................. 48

VIII.    CONDITIONS PRECEDENT................................................................................... 48
         --------------------
         8.1      CONDITIONS TO INITIAL ADVANCES................................................................ 48
         8.2      CONDITIONS TO EACH ADVANCE.................................................................... 51

IX.      INFORMATION AS TO BORROWER............................................................................. 52
         --------------------------
         9.1      DISCLOSURE OF MATERIAL MATTERS................................................................ 52
         9.2      SCHEDULES..................................................................................... 53
         9.3      ENVIRONMENTAL REPORTS......................................................................... 53
         9.4      LITIGATION.................................................................................... 53
         9.5      OCCURRENCE OF DEFAULTS, ETC................................................................... 53
         9.6      GOVERNMENT RECEIVABLES........................................................................ 54



         9.7      ANNUAL FINANCIAL STATEMENTS................................................................... 54
         9.8      MONTHLY FINANCIAL STATEMENTS.................................................................. 55
         9.9      OTHER REPORTS................................................................................. 55
         9.10     ADDITIONAL INFORMATION........................................................................ 55
         9.11     PROJECTED OPERATING BUDGET.................................................................... 55
         9.12     REVISIONS TO OPERATING BUDGET................................................................. 56
         9.13     ADDITIONAL DOCUMENTS.......................................................................... 56

X.       EVENTS OF DEFAULT...................................................................................... 56
         -----------------
         10.1     EVENTS OF DEFAULT............................................................................. 56

XI.      LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT............................................................. 59
         ------------------------------------------
         11.1     RIGHTS AND REMEDIES........................................................................... 59
         11.2     LENDER'S DISCRETION........................................................................... 60
         11.3     SET-OFF....................................................................................... 61
         11.4     RIGHTS AND REMEDIES NOT EXCLUSIVE............................................................. 61

XII.     WAIVERS AND JUDICIAL PROCEEDINGS....................................................................... 61
         --------------------------------
         12.1     WAIVER OF NOTICE.............................................................................. 61
         12.2     DELAY......................................................................................... 61

XIII.    EFFECTIVE DATE AND TERMINATION......................................................................... 61
         ------------------------------
         13.1     TERM.......................................................................................... 61
         13.2     TERMINATION................................................................................... 62

XIV.     MISCELLANEOUS.......................................................................................... 62
         -------------
         14.1     GOVERNING LAW................................................................................. 62
         14.2     ENTIRE UNDERSTANDING.......................................................................... 62
         14.3     SUCCESSORS AND ASSIGNS; PARTICIPATION; NEW LENDERS............................................ 63
         14.4     APPLICATION OF PAYMENTS....................................................................... 64
         14.5     INDEMNITY..................................................................................... 64
         14.6     NOTICE........................................................................................ 64
         14.7     SEVERABILITY.................................................................................. 65
         14.8     EXPENSES...................................................................................... 65
         14.9     CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL.......................................... 67
         14.10    NO IMPLIED WAIVERS............................................................................ 67
         14.11    OTHER SECURITY AND GUARANTEES................................................................. 67
         14.12    PRECEDENCE.................................................................................... 67
         14.13    CUSTOMER INFORMATION.......................................................................... 68
         14.14    JUDGMENT CURRENCY............................................................................. 68
         14.15    COUNTERPARTS.................................................................................. 68



                                CREDIT AGREEMENT


                  CREDIT AGREEMENT dated as of November 15, 1996 between Direct Steel Inc. ("BORROWER"), and BNY FINANCIAL CORPORATION - CANADA ("BNY"), a corporation organized under the laws of the Province of Ontario.

                  IN CONSIDERATION of the mutual covenants and undertakings herein contained, the Borrower and the Lender hereby agree as follows:

                  I.       DEFINITIONS.
                           ------------
                           1.1      ACCOUNTING TERMS.  As used in this Agreement
or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP. All financial covenants, and computations in respect thereof, shall be made and determined in accordance with GAAP unless otherwise provided.

                           1.2      GENERAL TERMS.  For purposes of this
Agreement, the following terms shall have the following meanings:

                          "ADVANCES" shall mean and include the Revolving
Advances, the Lender Guarantees, Letters of Credit, as well as the Term Loan.

                           "ADVANCE RATES" shall have the meaning set forth in
Section 2.1(a) hereof.

                           "AFFILIATE" of any Person shall mean (a) any Person
(other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above and includes any Affiliate within the meaning specified in the BUSINESS CORPORATIONS ACT (Ontario) on the date hereof. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote five per cent (5%) or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                           "BANK" shall mean The Toronto-Dominion Bank.

                           "BLOCKED ACCOUNTS" shall have the meaning set forth
in Section 4.15(h).

                           "BORROWER" shall mean Direct Steel Inc. an Ontario
corporation, and all successors and permitted assigns.

                           "BUSINESS DAY" shall mean any day other than a
Saturday, Sunday or a day on which commercial banks in Toronto are authorized or required by law to close.

                           "CAPITAL EXPENDITURES" means all payments due
(whether or not paid) during a Fiscal Year in respect of the cost (including expenditures on materials, contract labour and direct labour, but excluding expenditures properly chargeable to repairs and maintenance in accordance with
GAAP) of any fixed asset or improvement, or replacement, substitution, or addition thereto, which have a useful life of more than one year, including, without limitation, those arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases.

                           "CAPITAL LEASE" means any lease of Property by the
Borrower that, in accordance with GAAP, should be reflected as a liability on the balance sheet of the Borrower.

                           "CLAIMS" shall mean all Liens, claims or encumbrances
held or asserted by any Person against any or all of the Collateral or the Real Property, other than Permitted Encumbrances.

                           "CLOSING DATE" shall mean November 15, 1996 or such
other date as may be agreed to by the parties hereto.

                           "CLOSING FEE" shall have the meaning set forth in
Section 3.3 hereof.

                           "CMP" means Cold Metal Products Company, Limited and
its successors and permitted assigns.

                           "CMP (U.S.)" means Cold Metal Products, Inc., and its
successors and permitted assigns.

                           "COLLATERAL" shall mean all Property of the Borrower,
now owned or hereafter acquired, and shall also include (whether or not included in the foregoing):

                              (a)     all Receivables;

                              (b)     all Equipment;

                              (c)     all General Intangibles;

                               (d)     all Inventory;

                               (e)     the Lands;

                               (f)     all the Leasehold Interests;

                               (g)     all of the Borrower's right, title and
interest in and to: (i) its goods and other property including, but not limited to all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of the Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, set off, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to the Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims relating to any goods securing this Agreement; (v) if and when obtained by the Borrower, all real and personal property of third parties in which the Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vi) any other goods and other Property now owned or hereafter acquired by the Borrower, in which the Borrower has granted a security interest or may in the future grant a security interest to the Lender hereunder, or in any amendment or supplement hereto, or under any other agreement between the Lender and the Borrower;

                               (h)     all of the Borrower's ledger sheets,
ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by the Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to paragraphs
(a), (b), (c), (d), (e), (f) or (g) of this Section; and

                               (i)     all proceeds and products of paragraphs
(a), (b), (c), (d), (e), (f) and (g) of this Section in whatever form including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or documents.

                               "CONTRACT RATE" shall mean, as applicable, the
Revolving Advance Rate and the Term Loan Rate.

                               "CURRENT ASSETS" at a particular date, shall mean
all cash, cash equivalents, accounts and inventory of the Borrower and all other items which would, in conformity with GAAP, be included under current assets on a balance sheet of the Borrower as at such date; PROVIDED, HOWEVER, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate to the Borrower, unless such Indebtedness arose in connection with the sale of goods or rendition of services in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP or (b) any shares of stock issued by an Affiliate of the Borrower.

                               "CURRENT LIABILITIES" at a particular date, shall
mean all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of the Borrower, as at such date, but in any event including, without limitation, the amounts of (a) all Indebtedness of any such Person payable on demand, or at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, (b) any payments in respect of any Indebtedness of such Person (whether instalment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date and (c) all reserves in respect of liabilities or Indebtedness payable on demand or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, the validity of which is contested at such date, and (d) all accruals for federal or other taxes measured by income payable within a twelve (12) month period.

                               "CUSTOMER" shall mean and include the account
debtor with respect to any of the Receivables and/or the prospective purchaser of goods, services or both with respect to any contract or other arrangement with the Borrower, pursuant to which the Borrower is to deliver any personal property or perform any services.

                               "DEFAULT RATE" shall have the meaning set forth
in Section 3.1 hereof.

                               "DEPOSITORY ACCOUNTS" shall have the meaning set
forth in Section 4.15(h) hereof.

                                "DISTRIBUTION" means, in respect of any
corporation: (a) the payment or making of any dividend or other distribution of Property (including any purchases, retractions, redemptions or other transactions made out of its treasury) in respect of capital stock of such corporation, other than distributions in capital stock of the same class; or (b) the redemption or other acquisition of any capital stock of such corporation.

                                "DOLLAR", "dollar" and the sign "$" shall mean
lawful money of Canada.

                                 "ELIGIBLE INVENTORY" shall mean and include
Inventory that is located at premises owned by the Borrower in Canada or the United States or, provided the Lender has received a consent and waiver from the landlord of the premises in form and substance acceptable to the Lender, leased by the Borrower, excluding work-in-progress, inventory that has been shipped but not billed, goods on consignment, service parts, spare parts, used parts, packaging and shipping materials and supplies, defective Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in the Lender's opinion, defective material, obsolete, slow moving (including "off-cuts") or unmerchantable and which the Lender, in its sole discretion, acting reasonably shall not deem ineligible Inventory, based on such considerations as the Lender may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favour of the Lender and whether the Inventory conforms to all standards imposed by any Public Authority which has regulatory authority over such goods or the use or sale thereof.

                              "ELIGIBLE RECEIVABLES" shall mean each Receivable
arising in the ordinary course of the Borrower's business and which the Lender, in its sole credit judgment, acting reasonably shall deem to be an Eligible Receivable, based on such considerations as the Lender may from time to time deem appropriate. In general, a Receivable shall not be deemed eligible unless such Receivable is subject to the Lender's perfected security interest and no other Liens other than Permitted Encumbrances, and is evidenced by an invoice or other documentary evidence satisfactory to the Lender. In addition and without limiting the Lender's discretion to establish criteria of eligibility from time to time, no Receivable shall be an Eligible Receivable if:

                              (a)    it arises out of a sale made by the
Borrower to an Affiliate of the Borrower or to a Person controlled by an Affiliate of the Borrower;

                              (b)     it is due or unpaid more than ninety (90)
days after the original invoice date;

                              (c)     fifty percent (50%) or more of the
Receivables from the account debtor are not deemed Eligible Receivables hereunder. Such percentage may, in the Lender's sole discretion, be increased or decreased from time to time;

                              (d)     any covenant, representation or warranty
contained in this Agreement with respect to such Receivable has been breached;

                              (e)     the account debtor is also the Borrower's
creditor or supplier, or the account debtor has disputed liability, or the account debtor has made any claim with respect to any other Receivable due from such account debtor to the Borrower, or the Receivable otherwise is or may become subject to any right of setoff by the account debtor;

                              (f)     any one or more of the following events
has occurred with respect to the account debtor on such account: death or judicial declaration of incompetency of an account debtor who is an individual; the filing by or against the account debtor of a request, proposal, notice of intent to file a proposal, proceeding, action or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, restructuring, liquidation, winding up, corporate or similar laws of Canada, any province or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the account debtor for the benefit of creditors; the appointment of a receiver, trustee, monitor, custodian, liquidator, administrator, interim receiver, monitor or trustee or other official for the account debtor or for any of the assets of the account debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code or "trustee" under the BANKRUPTCY AND INSOLVENCY ACT of Canada; the institution by or against the account debtor of any other type of insolvency, liquidation, bankruptcy, winding up or reorganization proceeding (under the laws of Canada, the United States or otherwise, including applicable corporate statutes, the BANKRUPTCY AND INSOLVENCY ACT of Canada and the COMPANIES' CREDITORS ARRANGEMENT ACT of Canada) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the account debtor; the sale, assignment, or transfer of all or any material part of the assets of the account debtor; the nonpayment generally by the account debtor of its debts as they become due; the failure, cessation of the business of the account debtor as a going concern or insolvency of the account debtor; or the account debtor calling a meeting of its creditors or indicating its consent to any proceeding or action hereinabove described;

                                    (g)     subject to paragraph (j), the sale
giving rise to the Receivable is to an account debtor outside Canada or the United States of America unless the sale is on letter of credit, guarantee or acceptance terms, in each case acceptable to the Lender in its sole discretion or in the case of Receivables to an account debtor in Mexico, unless such Receivable is credit insured and the Lender has been given a right of first refusal to insure such Receivable.

                                    (h)     the sale giving rise to the
Receivable to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

                                    (i)     the Lender believes, in its sole
judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the account debtor's financial inability to pay;

                                    (j)     the account debtor is the United
States of America, any state or any department, agency or instrumentality of any of them, unless the Borrower assigns its right to payment of such Receivable to the Lender pursuant to the ASSIGNMENT OF CLAIMS ACT of 1940, as amended (31 U.S.C. Sub-Section 203 ET SEQ.) or has otherwise complied with other applicable laws, statutes, regulations or ordinances;

                                    (k)     the account debtor is the federal
or provincial Crown, unless the Borrower has complied with all applicable laws, statutes and regulations in order to duly and validly assign such Receivable;

                                    (l)     the goods giving rise to such
Receivable have not been shipped and delivered to and accepted by the account debtor or the services giving rise to such receivable have not been performed by the Borrower and accepted by the account debtor or the Receivable otherwise does not represent a final sale;

                                    (m)     the Receivables of the account
debtor exceed a credit limit determined by the Lender, in its sole discretion, to the extent such Receivable exceeds such limit;

                                    (n)     the Receivable is subject to any
offset, deduction, defense, dispute, or counterclaim or if the Receivable is contingent in any respect or for any reason;

                                    (o)     the Borrower has made any agreement
with any account debtor for any extension of the time for payment beyond 90 days from date of invoice or any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                                    (p)     shipment of the merchandise or the
rendition of services has not been completed or the Receivable otherwise represents a progress billing or the account debtor's obligation to pay is otherwise conditional upon completion of any further performance under any contract, agreement or arrangement;

                                    (q)     any return, rejection or
repossession of the merchandise has occurred;

                                    (r)     such Receivable is not payable to
the Borrower;

                                    (s)     such Receivable is not otherwise
satisfactory to the Lender as determined in good faith by the Lender in the exercise of its discretion in a reasonable manner.

                           "ENVIRONMENTAL COMPLAINT" shall have the meaning set
forth in Section 4.19(d) hereof.

                           "ENVIRONMENTAL LAWS" shall mean all federal,
provincial and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, regulations, ordinances, codes, programs, permits, guidelines, orders and decrees relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of any Public Authorities with respect thereto and including, without limitation, to the extent applicable to the Borrower or its Property, the following:

    CANADA
       ARCTIC WATERS POLLUTION PREVENTION ACT, R.S.C. 1985, c.A-12, as am. CANADA WATER ACT, R.S.C. 1985, c. C-11, as am.
       CANADIAN ENVIRONMENTAL PROTECTION ACT, R.S.C. 1985, c. C-15.3, as am. FISHERIES ACT, R.S.C. 1985, c. F-14, as am.
       NORTHERN INLAND WATERS ACT, R.S.C. 1985, c. N-25, as am.
       TRANSPORTATION OF DANGEROUS GOODS ACT, S.C. 1992, c. 34.

   ONTARIO
       CONSERVATION AUTHORITIES ACT, R.S.O. 1990, c. C27 as am.
       ENVIRONMENTAL PROTECTION ACT, R.S.O. 1990, c. E. 19 as am.
       GASOLINE HANDLING ACT, R.S.O. 1990, c. G.4, as am.

                           "EQUIPMENT" shall mean and include all of the
Borrower's goods (excluding Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

                           "EQUIVALENT AMOUNT" means on any date, the amount of
US$ into which an amount of Cdn.$ may be converted or the amount of Cdn.$ into which an amount of US$ may be converted, in either case at the Lender's spot buying rate in Toronto as at approximately 12:00 noon (Toronto time) on such date.

                           "EVENT OF DEFAULT" shall mean the occurrence of any
of the events set forth in Article X hereof.

                           "EXISTING SECURITY" has the meaning specified in
Section 14.2.

                           "FISCAL YEAR" means the Borrower's fiscal year for
financial accounting purposes. The current Fiscal Year of the Borrower will end on March 31, 1997.

                           "FORMULA AMOUNT" shall have the meaning set forth in
Section 2.1(a).

                           "GAAP" means at any particular time with respect to
the Borrower, generally accepted accounting principles as in effect at such time in Canada, consistently applied, PROVIDED, HOWEVER, that, if employment of more than one principle shall be permissible at such time in respect of a particular accounting matter, "GAAP" shall refer to the principle which is then employed by the Borrower with the concurrence of its independent chartered accountants, who are acceptable to the Lender, PROVIDED FURTHER THAT, for the purposes of determining compliance with the financial covenants herein, "GAAP" means GAAP as at the date hereof.

                           "GABD" has the meaning specified in Section 8.1(a).

                           "GSA" has the meaning specified in Section 8.1(a).

                           "GENERAL INTANGIBLES" shall mean and include all of
the Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guarantees, security interests or other security held by or granted to the Borrower to secure payment of any of the Receivables by an account debtor, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

                           "GUARANTEE" by any Person means all obligations of
such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, or indemnify and/or save harmless any Person in respect of the payment or performance of any proceeding, claim, liability, indebtedness, dividend or other obligation of any other Person (the "GUARANTEED OBLIGATIONS"), or to assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any Property constituting security therefor; (b) to advance or supply funds for the purchase or Payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; (c) to lease Property or to purchase any debt or equity securities or other Property or services.

                           "HAZARDOUS DISCHARGE" shall have the meaning set
forth in Section 4.19(d) hereof.

                           "HAZARDOUS SUBSTANCE" or "HAZARDOUS SUBSTANCES" shall
mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as regulated, defined, identified or interpreted under any applicable Environmental Law now in force or hereinafter enacted.

                           "HAZARDOUS WASTE" or "HAZARDOUS WASTES" includes all
waste materials subject to regulation pursuant to any Environmental Law now in force or hereafter enacted relating to hazardous waste or its storage, handling, transport or disposal.

                           "INCIPIENT EVENT OF DEFAULT" shall mean an event
which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

                           "INDEBTEDNESS" of a Person at a particular date shall
mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, all indebtedness and obligations pursuant to any Guarantee and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person and includes, for greater certainty, the Obligations. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

                           "INITIAL MATURITY DATE" means the third anniversary
of the Closing Date, or if such date is not a Business Day, the Business Day preceding such third anniversary date.

                           "INVENTORY" shall mean all of the Borrower's now
owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work-in-process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in the Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                           "INVENTORY ADVANCE RATE" shall have the meaning set
forth in Section 2.1(a) hereof.

                           "LANDS" means the real property municipally know as
215 Doughton Road, Concord, Ontario L4K 1R1.

                           "LENDER" shall mean BNY and any successor or assign.

                           "LENDER GUARANTEE" shall have the meaning set forth
in Section 2.8.

                           "LENDER GUARANTEE FEES" shall have the meaning set
forth in Section 3.2(a).

                           "LETTER OF CREDIT AND SECURITY AGREEMENT" means an
agreement in form and substance satisfactory to the Lender in its discretion.

                           "LETTERS OF CREDIT" shall have the meaning set forth
in Section 2.8.

                           "LETTER OF CREDIT FEES shall have the meaning set
forth in Section 3.2(b).

                           "LIEN" means: (a) any interest in Property securing
an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement,security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), (i) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restrictment, lease or other title exception or encumbrance affecting Property, and (ii) any other lien, charge, privilege, secured claim, title retention, garnishment right, deemed trust, encumbrance or other right affecting Property, choate or inchoate, whether or not crystallized or fixed, whether or not for amounts due or accruing due, arising by any statute or law of any jurisdiction, at common law, in equity or by any agreement.

                           "MANAGEMENT COMPENSATION" means any compensation in
any form, including, without limitation, fees, commissions, salaries, bonuses, remuneration or incentive compensation paid or payable directly or indirectly, in cash or otherwise to any officer, director or shareholder of the Borrower.

                           "MAXIMUM REVOLVING ADVANCE AMOUNT" shall mean
$20,000,000 or its Equivalent Amount in US$.

                           "MONTHLY ADVANCES" shall have the meaning set forth
in Section 3.1 hereof.

                           "MORTGAGE" has the meaning specified in Section
8.1(a).

                           "NOTES" shall mean collectively, the Term Note, the
Canadian Dollar Grid Note and the US Dollar Grid Note.

                           "OBLIGATIONS" shall mean and include any and all of
the Borrower's Indebtedness and/or liabilities to the Lender or any corporation that directly or indirectly controls or is controlled by or is under common control with the Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of the Borrower's indebtedness and/or liabilities under this Agreement or under any of the Other Documents or under any other agreement between the Lender and the Borrower and all obligations of the Borrower to the Lender to perform acts or refrain from taking any action.

                           "OTHER DOCUMENTS" shall mean the Mortgage, the GABD,
the GSA, the Notes and any and all other agreements, instruments and documents, including, without limitation, the Subordination Agreement, postponement agreements, guarantees, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by the Borrower and/or delivered to the Lender in respect of the transactions contemplated by this Agreement.

                           "PARENT" of any Person shall mean a corporation or
other entity owning, directly or indirectly at least fifty per cent (50%) of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

                           "PAYMENT OFFICE" shall mean initially 4950 Yonge
Street, Suite 706, North York, Ontario, M2N 6K1; thereafter, such other office of the Lender, if any, which it may designate by notice to the Borrower to be the Payment Office..

                           "PERMITTED ENCUMBRANCES" shall mean (a) Liens in
favour of the Lender; (b) Liens for taxes, assessments or other governmental charges not delinquent, or, being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by the Borrower and provided that a stay of enforcement of such Lien is in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5, the existence of which the Lender has consented to in writing; (d) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance in an amount not exceeding in the aggregate $25,000; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of the Borrower's business in an amount not exceeding in the aggregate $25,000; (f) judgment Liens that have been stayed or bonded and mechanic's, workmen's, materialmen's or other like Liens arising in the ordinary course of the Borrower's business with respect to obligations which are not due or which are being contested in good faith by the Borrower and provided that a stay of enforcement of such lien is in effect; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any Property of the Borrower except the purchased asset, and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed seventy-five thousand ($75,000) dollars and (h) Liens disclosed on EXHIBIT 1.2, the existence of which the Lender has consented to in writing.

                           "PERSON" shall mean an individual, a partnership, a
corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Public Authority or any other entity of whatever nature.

                           "PLAN" means any pension or other employee benefit
plan and which is: (a) a plan maintained by the Borrower (b) a plan to which the Borrower contributes or is required to contribute; (c) a plan to which the Borrower was required to make contributions at any time during the five (5) calendar years preceding the date of this Agreement; or (d) any other plan with respect to which the Borrower has incurred or may incur liability, including contingent liability, either to such plan or to any person, administration or Public Authority.

                           "PPSA" means the PERSONAL PROPERTY SECURITY ACT
(Ontario) (or any successor statute) or similar legislation of any other jurisdiction the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity or effect of security interests.

                           "PRIME RATE" for the purpose of this Agreement means
the rate of interest publicly announced from time to time by the Bank at its principal office in Canada as its prime rate or prime lending rate. This rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

                           "PROPERTY" means any interest in any kind of property
or asset, whether real, personal or mixed, moveable or immoveable, tangible or intangible.

                           "PUBLIC AUTHORITY" means the government of any
country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation, commission, tribunal, committee, board or other instrumentality of any of the foregoing and includes, without limitation, any pension board.

                           "REAL PROPERTY" shall mean the Lands, all leasehold
interests of the Borrower and all other lands and premises now or hereafter in the charge, management or control (as such phrase or any of such terms are defined or interpreted under any Environmental Laws) of the Borrower.

                           "RECEIVABLES" shall mean and include all of the
Borrower's accounts, contract rights, instruments, documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to the Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to the Lender hereunder.

                           "RECEIVABLES ADVANCE RATE" shall have the meaning set
forth in Section 2.1(a) hereof.

                           "RELEASE" shall have the meaning set forth in Section
5.7(c)(i) hereof.

                           "REVOLVING ADVANCES" shall mean Advances made other
than the Term Loan.

                           "REVOLVING ADVANCE RATE" shall mean an interest rate
per annum (based on a year of 360 days) equal to the Prime Rate plus three quarters of one (3/4%) percent.

                           "SUBORDINATION AGREEMENT" shall mean the
Subordination Agreement dated November 15, 1996 between the Lender, the Borrower, and CMP in form and substance satisfactory to the Lender.

                           "SUBSIDIARY" of any Person shall mean a corporation
or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                           "TANGIBLE NET WORTH" means, at any date, all amounts
which would be included as shareholders' equity, contributed surplus and retained earnings on a balance sheet of the Borrower, determined in accordance with GAAP at such date plus all amounts of subordinated debt less an amount equal to the sum of intangible assets determined in accordance with GAAP.

                           "TERM" shall mean the Closing Date through the
Initial Maturity Date, as same may be extended in accordance with the provisions of Section 13.1.

                           "TERM LOAN" shall mean the Advances made pursuant to
Section 2.5 hereof.

                           "TERM LOAN RATE" shall mean an interest rate per
annum equal to the Prime Rate plus one (1%) percent.

                           "TERM NOTE" shall mean the promissory note described
in Section 2.5 hereof.

                           "TERMINATION DATE" has the meaning specified in
Section 13.1.

                           "TERMINATION EVENT" means: (a) the withdrawal of the
Borrower from a Plan during a plan year; or (b) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination; or
(c) the institution of proceedings by any Public Authority to terminate or have a trustee appointed to administer a Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or the appointment of a trustee to administer, any Plan.

                           "TOXIC SUBSTANCE" shall mean and include any material
present on the Real Property which has been shown to have significant adverse effect on human health or which is subject to regulation under any Environmental Law now in force or hereafter enacted, relating to toxic substances. "Toxic substance" includes but is not limited to asbestos, polychlorinated biphenyl ("PCBS") and lead-based paints.

                           "TRANSFEREE" has the meaning specified in Section
14.3.

                           "U.S. DOLLARS" OR "US$" means lawful currency of the
United States of America.

                           1.3 PPSA TERMS. All terms used herein and defined in
the PPSA shall have the meaning given therein unless otherwise defined herein.

                           1.4 INTERPRETATION. In this Agreement, (a) the
singular includes the plural and vice versa, (b) "in writing" or "written" includes printing, typewriting, or any electronic means of communication capable of being visibly reproduced at the point of reception, including telex, telecopy and telegraph, (c) the headings, the table of contents, the Articles and the Sections are inserted for convenience only and are to be ignored in construing this Agreement, (d) a document, notice, note, bill of exchange or other instrument shall be deemed to have been validly signed and executed if it has been signed by either an original signature or a facsimile signature or stamp,
(e) all references to amounts of money shall, unless otherwise indicated, be references to Canadian dollars, and (f) all references to the Lender acting "reasonably", all references to the Lender's "reasonable" discretion or determination and all references to not unreasonably withholding a consent shall, unless otherwise indicated, be read as references to acting reasonably in the good faith exercise of its judgement in the circumstances or making a determination which is reasonable in the good faith exercise of its judgement in the circumstances or reasonably in the good faith exercise of its judgement in the circumstances withholding a consent, where the circumstances include the recognition of the credit, repayment, security and other risks faced by the Lender at the time of the action or determination, given, inter alia, the subordinate nature of the Security in relation to certain of the Permitted Encumbrances and the amounts and terms of repayment of indebtedness or liabilities secured pursuant to Permitted Encumbrances.

                    1.5 REFERENCES. Any reference made in this Agreement to:

                           (a) the "Lender" shall so be construed as to include
its successors and permitted assigns;

                           (b) a time of day is, unless otherwise stated, a
reference to Toronto time;

                           (c) Sections, Articles or Schedules is, unless
otherwise indicated, a reference to Sections and Articles of this Agreement and to Schedules to this Agreement, as the case may be. The provisions of each Schedule shall constitute provisions of this Agreement as though repeated at length herein;

                           (d) a "quarter" is a reference to a period of three
(3) months and ending on March 31, June 30, September 30 and December 31; and "fiscal quarter" means one of the four (4) consecutive periods in each fiscal year of the Borrower each of three (3) months in duration.

                    1.6 INTEREST CALCULATIONS AND PAYMENTS. Unless otherwise stated, wherever in this Agreement reference is made to a rate of interest "PER ANNUM" or a similar expression is used, such interest will be calculated on the basis of a year of three hundred and sixty (360) days and the actual number of days elapsed in the period, and using the nominal rate method of calculation, and will not be calculated using the effective rate method of calculation or on any other basis that gives effect to the principle of deemed reinvestment of interest. All payments of interest to be made hereunder will be paid both before and after maturity and before and after default and/or judgment, if any, until payment thereof, and interest will accrue on overdue interest, if any.

                    1.7 INTEREST ACT (CANADA). For the purposes of this Agreement, whenever interest to be paid hereunder is to be calculated on the basis of a year of three hundred and sixty (360) days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either three hundred and sixty
(360) or such other period of time, as the case may be.

              II.   ADVANCES, PAYMENT, INTEREST AND FEES
                    ------------------------------------

                    2.1  LOAN ADVANCES.

                        (a)   Subject to the terms and conditions
set forth in this Agreement, the Lender may make Advances to the Borrower in aggregate amounts outstanding at any time equal to the lesser of (x) the Maximum Revolving Advance Amount or (y) an amount equal to the sum of:

                              (i) up to eighty per cent (80%), subject to the provisions of Section 2.1(b) hereof ("RECEIVABLES ADVANCE RATE"), of Eligible Receivables less such reserves as the Lender may consider proper and necessary in its discretion, but without duplication of risks, in their entirety (as determined by the Lender) under clause (ii), including, among other things, for goods and services, sales, excise and other taxes and reserves established for all amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Lender's Lien, including without limitation, amounts due and not paid for vacation pay, amounts due and not paid under any legislation relating to workers' compensation or to unemployment insurance, all amounts deducted or withheld and not paid and remitted under the INCOME TAX ACT (Canada), amounts currently or past due and not paid for realty, municipal or similar taxes and all amounts currently or past due and not contributed, remitted or paid to any Plan or under the Canada Pension Plan, the PENSION BENEFITS ACT (Ontario) or any similar legislation, plus

                              (ii) up to fifty per cent (50%) subject to the provisions of Section 2.1(b) hereof ("INVENTORY ADVANCE RATE"), of the value of the Eligible Inventory less such reserves as the Lender may consider proper and necessary in its discretion , but without duplication of risks, rights and/or liens reserved for in their entirety (as determined by the Lender) under clause (i), including, among other things, for the rights of unpaid suppliers and the rights of landlords, processors, warehousemen and bailees and reserves established for all amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Lender's Lien, including without limitation, amounts due and not paid for vacation pay, amounts due and not paid under any legislation relating to workers' compensation or to unemployment insurance, all amounts deducted or withheld and not paid and remitted under the INCOME TAX ACT (Canada), amounts currently or past due and not paid for realty, municipal or similar taxes and all amounts currently or past due and not contributed, remitted or paid to any Plan or under the Canada Pension Plan, the PENSION BENEFITS ACT (Ontario) or any similar legislation (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "ADVANCE RATES"); PROVIDED, HOWEVER, the maximum amount of outstanding Advances against Eligible Inventory shall not exceed $8,000,000 at any one time.

                         The sum of the amounts derived from Sections 2.1(a)(i)
and (ii) at any time and from time to time shall be referred to as the "Formula Amount".

                                    (b)     DISCRETIONARY RIGHTS.  The Advance
Rates may be increased or decreased by the Lender at any time and from time to time in the exercise of its reasonable discretion. The Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates may limit or restrict Advances requested by the Borrower.

                           2.2      PROCEDURE FOR REVOLVING ADVANCES BORROWING.

                                    The Borrower may notify the Lender prior to
10:00 a.m. on a Business Day of its request to incur, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with the Lender, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with the Lender, and such request shall be irrevocable.

                           2.3      DISBURSEMENT OF ADVANCE PROCEEDS.  All
Advances shall be disbursed from whichever office or other place the Lender may designate from time to time and, together with any and all other Obligations of the Borrower to the Lender, shall be charged to the Borrower's account on the Lender's books. During the Term, the Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by the Borrower or deemed to have been requested by the Borrower under Section 2.2 hereof shall, with respect to requested Revolving Advances to the extent the Lender makes such Revolving Advances, be made available to the Borrower on the day so requested by way of credit to the Borrower's operating account at the Bank, in immediately available funds or, with respect to Revolving Advances deemed to have been requested, be disbursed to the Lender in payment of outstanding Obligations.

                             2.4 TERM LOAN. Subject to the terms and conditions
of this Agreement, the Lender will make a Term Loan to the Borrower in the sum of $1,863,250.00. The Term Loan shall be advanced on the Closing Date and shall be, with respect to principal, payable in equal monthly instalments of $22,181.55 for the initial period of 35 months. The entire balance to be repaid on the payment date falling in the 36th month after the Closing Date, subject to acceleration upon the termination or the non-renewal of the Revolving Facility or upon the occurrence of an Event of Default under this Agreement or termination of this Agreement. The Term Loan shall otherwise be evidenced by and subject to the terms and conditions set forth in the secured promissory note ("TERM NOTE") attached hereto as Exhibit 2.4.

                             2.5 REPAYMENT OF ADVANCES.

                             (a) The Revolving Advances shall be due and payable
in full on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section 2.4 hereof and in the Term Note.

                             (b) The Borrower recognizes that the amounts
evidenced by cheques, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by the Lender on the date received. The Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by the Lender on account of the Obligations one (1) Business Day after confirmation to the Lender by the Blocked Account bank or the Depository Account bank as provided for in Section 4.15(h), that such items of payment have been collected in good funds and finally credited to the Lender's account. The Lender is not, however, required to credit the Borrower's account for the amount of any item of payment which is unsatisfactory to the Lender and the Lender may charge the Borrower's account for the amount of any item of payment which is returned to the Lender unpaid.

                             (c) All payments of principal, interest and other
amounts payable hereunder, or under any of the related agreements, shall be made to the Lender at the Payment Office not later than 1:00 p.m. (Toronto time) on the due date therefor in lawful money of Canada immediately available to the Lender. The Lender shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging the Borrower's account or by making Advances as provided in Section 2.3 hereof.

                                  (d) The Borrower shall pay principal, interest
and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

                             2.6 REPAYMENT OF EXCESS ADVANCES. The aggregate
balance of Advances outstanding at any time in excess of the lesser of the Maximum Revolving Advance Amount and the Formula Amount shall be immediately due and payable without the necessity of any demand, at the place designated by the Lender, whether or not an Incipient Event of Default or Event of Default has occurred.

                             2.7 STATEMENT OF ACCOUNT. The Lender shall
maintain, in accordance with its customary procedures, a loan account in the name of the Borrower in which shall be recorded the date and amount of each Advance made by the Lender and the date and amount of each payment in respect thereof; PROVIDED, HOWEVER, the failure by the Lender to record the date and amount of any Advance shall not adversely affect the Lender. For each month, the Lender shall send to the Borrower a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between the Lender and the Borrower during such month. The monthly statements shall be deemed correct and binding upon the Borrower in the absence of manifest error and shall constitute an account stated between the Lender and the Borrower unless the Lender receives a written statement of the Borrower's specific exceptions thereto within thirty (30) days after such statement is received by the Borrower. The records of the Lender with respect to the loan account shall be PRIMA FACIE evidence of the amounts of Advances and other changes thereto and of payments applicable thereto.

                             2.8 LENDER GUARANTEES AND LETTERS OF CREDIT.
Subject to the terms and conditions hereof, the Lender may in its sole unfettered discretion, and provided the Borrower shall have first executed and delivered a Letter of Credit and Security Agreement shall (a) issue the Lender guarantees ("LENDER GUARANTEES") guaranteeing the payment or performance by the Borrower of its obligations under letters of credit issued for the account of the Borrower from time to time during the term of this Agreement or (b) issue or cause the issuance of Letters of Credit ("LETTERS OF CREDIT") PROVIDED, HOWEVER, that the Lender will not be required to issue or cause to be issued any Lender Guarantees or Letters of Credit to the extent that the face amount of such Lender Guarantees or Letters of Credit would then cause the sum of the outstanding Revolving Advances PLUS the face amount of the Lender Guarantees PLUS outstanding Letters of Credit to exceed the lesser of the Maximum Revolving Advance Amount or the Formula Amount. All disbursements or payments related to Lender Guarantees or Letters of Credit shall be deemed to be Revolving Advances and shall bear interest at the Revolving Advance Rate; unfunded Lender Guarantees, Letters of Credit that have not been drawn upon shall not bear interest. Lender Guarantees and Letters of Credit shall be subject to the terms and conditions set forth in the Letter of Credit and Security Agreement.

                             2.9 ISSUANCE OF LETTERS OF CREDIT

                                   (a) The Borrower may request the Lender to
issue or cause the issuance of a Letter of Credit by delivering to the Lender at the Payment Office, the Lender's standard form of Letter of Credit and Security Agreement together with Lender's standard form of Letter of Credit Application (collectively, the "LETTER OF CREDIT APPLICATION") completed to the satisfaction of the Lender; and such other certificates, documents and other papers and information as the Lender may reasonably request.

                                   (b) Each Letter of Credit shall, among other
things, (i) provide for the payment of sight drafts when presented for honour thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than six months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400, and any amendments or revisions thereof and, to the extent not inconsistent therewith, the laws of Ontario.

                             2.10   ADDITIONAL REQUIREMENTS FOR ISSUANCE OF
LENDER GUARANTEES AND LETTERS OF CREDIT


                                   (a) In connection with the issuance or
creation of any Lender Guarantee or Letter of Credit, the Borrower shall indemnify, save and hold the Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by the Lender, and expenses and reasonable legal fees incurred by the Lender arising out of, or in connection with, any Lender Guarantee or Letter of Credit to be issued or created for the Borrower. The Borrower shall be bound by the Lender's or any issuing or accepting bank's regulations and good faith interpretations of any Lender Guarantee or Letter of Credit issued or created for the Borrower's account, although this interpretation may be different from the Borrower's own; and neither the Lender, the bank which opened the Letter of Credit for which the Lender has issued a Lender Guarantee, nor any of its correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following the Borrower's instructions or those contained in any Letter of Credit or Lender Guarantee or of any modifications, amendments or supplements thereto or in creating or paying any Lender Guarantee or Letter of Credit except for the Lender's or such correspondents' willful misconduct or gross negligence.

                                   (b) The Borrower shall authorize and direct
any bank which issues a Letter of Credit to name the Borrower as the "Account Party" therein and to deliver to the Lender all instruments, documents, and other writings and property received by the bank pursuant to the Letter of Credit and to accept and rely upon the Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor or any acceptance therefor.

                                   (c) In connection with all Lender Guarantees
and Letters of Credit issued or created by the Lender under this Agreement, the Borrower hereby appoints the Lender, or its designee, as its attorney, with full power and authority (i) to sign and/or endorse the Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign the Borrower's name on bills of lading; (iii) to clear Inventory through Customs in the name of the Borrower or the Lender or the Lender's designee, and to sign and deliver to Customs Officials powers of attorney in the name of the Borrower for such purpose; and (iv) to complete in the Borrower's name or the Lender's, or in the name of the Lender's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither the Lender nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for the Lender's or its attorney's willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable as long as any Lender Guarantees or Letters of Credit remaining outstanding.

                           2.11     ADDITIONAL PAYMENTS.  Any sums expended by
the Lender due to the Borrower's failure to perform or comply with its obligations under this Agreement including, without limitation, the Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to the Borrower's account as a Revolving Advance and added to the Obligations.

                  III.     INTEREST AND FEES.
                           ------------------

                           3.1      INTEREST.  Interest on Advances shall be
payable in arrears on the last day of each month. Interest charges shall be computed on the actual average of such daily Advances outstanding during the month (the "MONTHLY ADVANCES") at a rate per annum (expressed on the basis of a year of 360 days) equal to (i) with respect to Revolving Advances, the Revolving Advance Rate and (ii) with respect to the Term Loan, the Term Loan Rate (as applicable, the "CONTRACT RATE"). Whenever, subsequent to the date of this Agreement, the Prime Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Prime Rate during the time such change or changes remain in effect. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the greater of applicable Contract Rate plus two (2%) percent per annum (the "DEFAULT RATE").

                           3.2      LENDER GUARANTEE AND LETTER OF CREDIT FEES

                                    (a)     As additional consideration for the
issuance of the Lender Guarantees, the Borrower shall pay to the Lender, Lender Guarantee fees ("LENDER GUARANTEE FEES") in addition to any fees or charges payable to the issuing bank equal to such percent per annum of the aggregate face value of Letters of Credit outstanding from time to time during the term of this Agreement which are the subject of Lender Guarantees as the Lender may specify at the time of application by the Borrower for the Lender Guarantee. The Lender Guarantee Fees shall be earned upon issuance of the Lender Guarantees and shall be due and payable on the first Business Day of each month. All bank charges and other disbursements incurred by the Lender for the Borrower are to be paid by the Borrower. Service charges and commissions may be charged to the Borrower's account at the time service is rendered. No Lender Guarantee Fee payable hereunder shall be subject to rebate or proration upon the termination of this Agreement for any reason.

                                   (b)      The Borrower shall pay the Lender
(i) (A) for issuing or causing the issuance of a standby Letter of Credit, a fee computed at such rate per annum on the outstanding amount thereof from time to time as the Lender may specify at the time of application by the Borrower for the Letter of Credit and (B) for issuing or causing the issuance of a Letter of Credit that is not a standby Letter of Credit, a fee equal to one and two-tenths percent (1.2%) of the original face amount and each increase in the face amount thereof for each one hundred and twenty (120) days or part thereof of its term (the fees set forth in (A) and (B) herein referred to as "LETTER OF CREDIT FEES"), and (ii) the Lender's other customary charges payable in connection with Letters of Credit, as in effect from time to time (which charges shall be furnished to the Borrower by the Lender upon request). Such fees and charges shall be payable (i) in the case of any Letter of Credit, on its opening, (ii) in the case of a standby Letter of Credit, (A) monthly thereafter in advance and (B) upon each increase in the outstanding amount thereof, (iii) in the case of any Letter of Credit that is not a standby Letter of Credit, at the time of each increase in face amount thereof. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                  Upon the occurrence of an Event of Default or an Incipient Event of Default, the Borrower will cause cash to be deposited and maintained in an account with the Lender, as cash collateral, in an amount equal to outstanding Letters of Credit and the Borrower hereby irrevocably authorizes the Lender, in its discretion, on the Borrower's behalf and in the Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by the Borrower, in the amounts required to be made by the Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of the Borrower coming into the Lender's possession at any time. The Lender will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which the Lender and the Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. The Borrower may not withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

                             3.3 CLOSING FEE. Upon the execution of this
Agreement, the Borrower shall pay to the Lender a closing fee of $10,000 (the "Closing Fee").

                             3.4 COLLATERAL MONITORING FEE. The Borrower shall
pay to the Lender on the first day of each month following any month in which the Lender, or any person on its behalf, performs any collateral monitoring - namely any field examination, collateral analysis or other business analysis, the need for which is to be determined by the Lender and which monitoring is undertaken by the Lender acting reasonably or for the Lender's benefit - a collateral monitoring fee equal to (a) all out-of-pocket expenses of the Lender (including but not limited to the charges of an outside auditor used by the Lender) PLUS (b) a per diem charge for each person employed by the Lender to perform such monitoring at the Lender's then standard rates, plus, in either case, all other costs and disbursements (including, without limitation, costs of meals, travel and lodging) incurred by the Lender in the performance of such examination or analysis.

                             3.5 NOT A BUSINESS DAY. If any payment to be made
hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

                             3.6 MAXIMUM CHARGES. In no event whatsoever shall
interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the Lender has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess interest shall be first applied to any unpaid principal balance owed by the Borrower, and if the then remaining excess interest is greater than the previously unpaid principal balance, the Lender shall promptly refund such excess amount to the Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

                             3.7 INCREASED COSTS. In the event that any
applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by the Lender acting reasonably with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

                             (a) subject the Lender to any tax of any kind
whatsoever with respect to this Agreement or any Advance or change the basis of taxation of payments to the Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of the Lender by the jurisdiction in which it maintains its principal office);

                             (b) impose, modify or hold applicable any reserve,
special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of the Lender; or

                             (c) impose on the Lender of the London interbank
Eurodollar market any other condition with respect to this Agreement, any Other Documents or any Advance;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining its Advance hereunder by an amount or any payment (whether of principal, interest or otherwise) in respect of any Advance by an amount that the Lender, acting reasonably, deems to be material, then, in any case the Borrower shall promptly pay the Lender, upon its demand, such additional amount as will compensate the Lender for such additional cost or such reduction, as the case may be. The Lender shall certify the amount of such additional cost or reduced amount to the Borrower, and such certification shall be conclusive absent manifest error.

                   3.8      CAPITAL ADEQUACY.

                             (a) In the event that the Lender shall have
determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender has or would have the effect of reducing the rate of return on the Lender's capital as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by the Lender acting reasonably to be material, then, from time to time, the Borrower shall pay upon demand to the Lender such additional amount or amounts as will compensate the Lender for such reduction. In determining such amount or amounts, the Lender may use any reasonable averaging attribution methods. The protection of this Section 3.8 shall be available to the Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which shall have been imposed.

                                    (b)     A certificate of the Lender setting
forth such amounts of amounts as shall be necessary to compensate the Lender as specified in Section 3.8 hereof shall be delivered to the Borrower and shall be conclusive absent manifest error.

                           3.9      SURVIVAL. The obligations of the Borrower
under Sections 3.7 and 3.8 shall, for greater certainty, survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

                           3.10     ILLEGALITY.  If the introduction of, or any
change in, applicable law, regulation, treaty or official directive, or regulatory requirement (whether or not having the force of law) or in the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof, makes it unlawful, or prohibited for the Lender (in its sole opinion) to make, to fund or to maintain any Advance, the Lender may, by written notice to the Borrower, terminate its obligations to make, to fund or to maintain any such Advance and the Borrower shall prepay such Advance affected by the illegality.

                           3.11     OVERADVANCES.  If the aggregate of the
Revolving Advances, Letters of Credit, Lender Guarantees and other amounts chargeable to the Borrower's account exceed the lesser of (x) the Maximum Revolving Advance Amount and (y) the Formula Amount, and such excess exists on any two consecutive (2) days in any week, then the Borrower shall pay to the Lender such excess in accordance with the provisions of Section 2.6 and:

                                    (a)     a fee equal to one (1%) percent per
annum on the amount of the Obligations, including without limitation, the Advances, outstanding on each day on which such excess existed during the week; and

                                    (b)     an overadvance fee in the amount of
$1,000 per week for each week in which such excess has existed on two (2) or more days.

The foregoing shall not be construed as any consent by the Lender to the existence of any such excess, which shall be in the sole, unfettered discretion of the Lender.

                           3.12    EXCESS RESULTING FROM EXCHANGE RATE CHANGE.
Any time that following one or more fluctuations in the exchange rate of the Canadian Dollar against the U.S. Dollar, the sum of (a) the Equivalent Amount in Canadian Dollars of Obligations in U.S. Dollars and (b) the Obligations in Canadian Dollars exceeds the amount denominated in Canadian Dollars permitted to be outstanding, the Borrower shall immediately (i) make the necessary payments or repayments to the Lender to reduce such Obligations to an amount equal to or less than the amount denominated in Canadian Dollars permitted to be outstanding or (ii) maintain or cause to be maintained with the Lender deposits of Canadian Dollars in an amount equal to or greater than the amount by which such Obligations exceed the amount denominated in

Canadian Dollars permitted to be outstanding, such deposits to be maintained in such form and upon such terms as are acceptable to the Lender. Without in any way limiting the foregoing provisions, the Lender shall, and weekly or more frequently in the Lender's sole discretion, make the necessary exchange rate calculations to determine whether any such excess exists on such date.

                           3.13     CURRENCY.  All Obligations shall be payable
to the Lender in the currency in which they are denominated.

                  IV.      COLLATERAL:  GENERAL TERMS.
                           ---------------------------

                           4.1      SECURITY INTEREST IN THE COLLATERAL.
(a) Without limitation to any other provision hereof or the Other Documents, as security for all Obligations, the Borrower shall, prior to the Closing Date, grant to the Lender, and on the date of making each subsequent Revolving Advance or any other Advance, the Lender shall hold, a continuing first-ranking and perfected and duly registered security interest in, lien on, and assignment of all Property of the Borrower, now owned or hereafter acquired, tangible or intangible, real or personal, moveable or immoveable, including, without limitation, all Collateral. The Lender shall have all of the rights with respect to the Collateral of a secured party under the PPSA and the other laws of Ontario and of any other applicable jurisdiction and the Lender shall have all the rights of a mortgagee in respect of the Lands. The Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Lender's security interests and shall cause its financial statements to reflect such security interests and claims.

                                    (b)     All Obligations shall constitute a
single loan secured by the Collateral. The Lender may, in its sole discretion but subject to the terms hereof, (i) exchange, waive, or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as the Lender may determine, and (iii) settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Lender's right to take any other action with respect to any other Collateral.

                           4.2      PERFECTION OF SECURITY INTEREST.  The
Borrower shall take all action that may be necessary or desirable, or that the Lender may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Lender's security interest in the Collateral or to enable the Lender to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) obtaining landlords' or mortgagees', bailee's, processor's and warehouseman's Lien waivers (on terms satisfactory to the Lender in its discretion), (iii) delivering to the Lender, endorsed or accompanied by such instruments of assignment as the Lender may specify, and stamping or marking, in such manner as the Lender may specify, any and all chattel paper, instruments, letters of credit and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to the Lender in its discretion, and (v) executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to the Lender in its discretion, relating to the creation, validity, perfection, maintenance or continuation of the Lender's security interest under the PPSA or other applicable law. All charges, expenses and fees the Lender, acting reasonably, may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to the Borrower's account and added to the Obligations, or at the Lender's option, shall be paid to the Lender immediately upon demand.

                           4.3      DISPOSITION OF COLLATERAL.  The Borrower
will safeguard and protect all Collateral for the Lender's general account and make no disposition thereof whether by sale, lease or otherwise except:

                                    (a)     the sale of Inventory in the
                                            ordinary course of business;

                                    (b)     the disposition or transfer of
                                            obsolete and worn-out Equipment in
                                            the ordinary course of business
                                            during any fiscal year having an
                                            aggregate fair market value of not
                                            more than $50,000 and only to the
                                            extent that the proceeds for any
                                            such disposition are used to acquire
                                            replacement Equipment which is
                                            subject to the Lender's first
                                            priority security interest; and

                                    (c)     the disposition or transfer of
                                            obsolete and worn out Equipment in
                                            the ordinary course of business
                                            during any fiscal year having an
                                            aggregate fair market value of not
                                            more than $200,000 (in addition to
                                            the $50,000 permitted under
                                            paragraph (b) above) and only to the
                                            extent that the proceeds of such
                                            disposition are applied as a
                                            repayment of outstanding Revolving
                                            Advances.

                           4.4      PRESERVATION OF COLLATERAL.  Following the
occurrence of an Incipient Event of Default or Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, the Lender: (a) may at any time take such steps as the Lender deems necessary to protect the Lender's interest in and to the preserve the Collateral, including the hiring of such security guards for the placing of such security protection measures as the Lender may deem appropriate; (b) may employ and maintain at any of the Borrower's premises a custodian who shall have full authority to do all acts necessary to protect the Lender's interests in the Collateral; (c) may lease warehouse facilities to which the Lender may move all or part of the Collateral;
(d) may use any of the Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Borrower's owned or leased property. The Borrower shall cooperate fully with all of the Lender's efforts to preserve the Collateral and will take such actions to preserve the collateral as the Lender may direct. All of the Lender's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to the Borrower's account and added to the Obligations.

                           4.5      OWNERSHIP OF COLLATERAL.  With respect to
the Collateral, at the time the Collateral becomes subject to the Lender's security interest: (a) the Borrower shall be the sole owner of and fully authorized and able to sell, transfer pledge and/or grant a first security interest in each and every item of the Collateral to the Lender, and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens, Claims and encumbrances whatsoever; (b) each document and agreement executed by the Borrower or its predecessors or delivered to the Lender in connection with this Agreement shall be true and correct in all respects; (c) all signatures and endorsements of the Borrower or its predecessors that appear on such documents and agreements are and shall be genuine and the Borrower had and shall have full capacity to execute same; and (d) the Borrower's Equipment and Inventory is located as set forth on EXHIBIT 4.5 and shall not be removed from such location(s) without the prior written consent of the Lender except with respect to the sale of Inventory in the ordinary course of business.

                           4.6      DEFENSE OF THE LENDER'S INTERESTS.  Until
(a) payment and performance in full of all of Obligations and (b) termination of this Agreement, the Lender's interests in the Collateral hereby granted to the Lender shall continue in full force and effect. During such period the Borrower shall not, without the Lender's prior written consent (which consent will not be unreasonably withheld), pledge, sell (except Inventory in the ordinary course of business ) assign, transfer, create or suffer to exist a security interest in, Lien or Claim upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. The Borrower shall defend the Lender's interests in the Collateral against any and all persons whatsoever. At any time following an Event of Default or an Incipient Event of Default, the Lender shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including, without limitation: labels, stationery, documents, instruments and advertising materials. If the Lender exercises this right to take possession of the Collateral, the Borrower shall, upon demand, assemble it in the best manner possible and make it available to the Lender at a place reasonably convenient to the Lender. In addition, with respect to all Collateral, the Lender shall be entitled to all of the rights and remedies set forth herein and further provided by the PPSA or other applicable law. The Borrower shall, and the Lender may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, cheques, Inventory, documents or instruments in which the Lender holds a security interest to deliver same to the Lender and/or subject to the Lender's order and if they shall come into the Borrower's possession, they, and each of them, shall be held by the Borrower in trust as the Lender's trustee, and the Borrower will immediately deliver them to the Lender in their original form together with any necessary endorsement.

                           4.7      BOOKS AND RECORDS.  The Borrower (a) shall
keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonable current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by the Borrower.

                           4.8      FINANCIAL DISCLOSURE.  The Borrower hereby
irrevocably authorizes and directs all accountants and employees employed by the Borrower at any time during the term of this Agreement to exhibit and deliver to the Lender copies of any of the Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or employee's possession, and to disclose to the Lender any information such accountants or employees may have concerning the Borrower's financial status and business operations. Upon the occurrence of an Event of Default or Incipient Event of Default, the Borrower hereby authorizes all auditors employed by the Borrower and all federal, provincial, state and municipal authorities to furnish to the Lender copies of reports or examinations relating to the Borrower, whether made by the Borrower or otherwise; however, the Lender will attempt to obtain such information or materials directly from the Borrower prior to obtaining such information or materials from such auditors or authorities.

                           4.9      COMPLIANCE WITH LAWS.  The Borrower shall
comply with all laws, acts, rules, regulations, judgments, court orders, decrees and declarations and orders, decrees, determinations, and guidelines (whether or not having the force of law), of any Public Authority applicable to the Collateral or any part thereof or to the operation of the Borrower's business the non-compliance with which would have a material adverse effect on the Collateral, or the operations, business or condition or prospects (financial or otherwise) of the Borrower. The Borrower may, however, contest or dispute any laws, acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the satisfaction of the Lender to protect the Lender's Lien on or security interest in the Collateral.

                           4.10     INSPECTION OF PREMISES.  At all reasonable
times, upon reasonable notice to the Borrower, the Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from the Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of the Borrower's business. The Lender and its agents, upon reasonable notice to the Borrower, may enter upon any of the Borrower's premises at any time during business hours and at any other reasonable time in the Lender's discretion, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of the Borrower's business and for the purpose of conducting Collateral audits, all of which shall be at the Borrower's expense.

                           4.11     INSURANCE.  The Borrower shall bear the full
risk of loss from any loss of any nature whatsoever with respect to the Collateral. At the Borrower's own cost and expense in amounts and with carriers acceptable to the Lender, the Borrower shall: (a) keep all its insurable properties and properties in which the Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Borrower's including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in business similar to the Borrower's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain all such workmen's compensation or similar insurance as may be required under the laws of any province, state or jurisdiction in which the Borrower is engaged in business; (d) furnish the Lender with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to the Lender, naming the Lender as loss payee as its interests may appear with respect to all insurance coverage referred to in clauses (a), and (b) above, and providing (A) that all proceeds thereunder shall be payable to the Lender, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to the Lender. In the event of any loss thereunder, the carriers named therein hereby are directed by the Lender and the Borrower to make payment for such loss to the Lender and not to the Borrower and the Lender jointly. If any insurance losses are paid by cheque, draft or other instrument payable to the Borrower and the Lender jointly, the Lender may endorse the Borrower's name thereon and do such other things as the Lender may deem advisable to reduce the same to cash. The Lender is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a) and (b) above. All loss recoveries received by the Lender upon any such insurance may, except as provided herein below, be applied to the Obligations, in such order as the Lender in its sole discretion shall determine. Any surplus shall be paid by the Lender to the Borrower or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Borrower to the Lender, on demand. Anything hereinabove to the contrary notwithstanding, and subject to the fulfilment of the conditions set forth below, the Lender shall remit to the Borrower insurance proceeds received by the Lender during any calendar year under insurance policies procured and maintained by the Borrower which insure the Borrower's insurable properties to the extent such insurance proceeds do not exceed $50,000 in the aggregate during such calendar year or $25,000 per occurrence and the Borrower first provides the Lender with evidence reasonably satisfactory to the Lender that the insurance proceeds will be used by the Borrower to repair, replace or restore the insured property which was the subject of the insurable loss. In the event the Borrower has previously received (or, after giving effect to any proposed remittance by the Lender to the Borrower would receive) insurance proceeds which equal or exceed $50,000 in the aggregate during any calendar year, or the insurance proceeds for any occurrence exceed $25,000 then the Lender may, in its sole discretion, either remit the insurance proceeds to the Borrower upon the Borrower providing the Lender with evidence reasonably satisfactory to the Lender that the insurance proceeds will be used by the Borrower to repair, replace or restore the insured property which was the subject of the insurable loss, or apply the proceeds to the Obligations, as aforesaid. The agreement of the Lender to remit insurance proceeds in the manner above provided shall be subject in each instance to satisfaction of each of the following additional conditions: (x) No Event of Default or Incipient Event of Default shall then have occurred, and (y) the Borrower shall use such insurance proceeds to repair, replace or restore the insurable property which was the subject of the insurable loss and for no other purpose.

                             4.12   FAILURE TO PAY INSURANCE. If the Borrower
fails to obtain insurance as hereinabove provided, or to keep the same in force, the Lender, if the Lender so elects, may obtain such insurance and pay the premium therefor for the Borrower's account and charge the Borrower's account therefore and such expenses so paid shall be part of the Obligations.

                             4.13   PAYMENT OF TAXES.  The Borrower will pay,
when due, all taxes, assessments and other Claims lawfully levied or assessed upon the Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, old age benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between the Borrower and the Lender which the Lender may be required to withhold or pay or if any taxes, assessments, or other charges remain unpaid after the date fixed for their payment, or if any Claim shall be made which, in the Lender's opinion, may possibly create a valid Lien, or Claim on the Collateral, the Lender may without notice to the Borrower pay the taxes, assessments, Liens, or Claims and the Borrower hereby indemnifies and holds the Lender harmless in respect thereof. The amount of any payment by the Lender under this Section 4.13 shall be charged to the Borrower's account as a Revolving Advance and added to the Obligations and, until the Borrower shall furnish the Lender with an indemnity therefore (or supply the Lender with evidence satisfactory to the Lender that due provision for the payment thereof has been made), the Lender may hold without interest any balance standing to the Borrower's credit and the Lender shall retain its security interest in any and all Collateral held by the Lender. The Lender shall use all reasonable efforts to notify the Borrower if the Lender makes any payment in respect of any taxes payable by the Borrower; provided that the Lender shall be under no obligation to provide any such notice to the Borrower.

                           4.14     PAYMENT OF LEASEHOLD OBLIGATIONS.  The
Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at the Lender's request will provide evidence of having done so.

                           4.15     RECEIVABLES.

                                    (a)     NATURE OF RECEIVABLES.  Each of the
Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof), provided that any Receivable which represents Inventory which has been sold and shipped but not billed, shall be invoiced as aforesaid within five (5) Business Days of the date of shipment and the Inventory shall not be included in Eligible Inventory from and after the date of shipment, with respect to an absolute sale or lease and delivery of goods upon stated terms of the Borrower, or work, labour or services theretofore rendered by the Borrower and as of the date each Receivable is created, same shall be due and owing in accordance with the Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by the Borrower to the Lender.

                                    (b)    SOLVENCY OF CUSTOMERS. Each Customer,
to the best of the Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of the Borrower who are not solvent the Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

                                    (c)     LOCATION OF THE BORROWER.  The
Borrower's chief executive office is located at 215 Doughton Road, Concord, Ontario, L4K 1R1. Until written notice is given to the Lender by the Borrower of any other office at which it keeps its records pertaining to Receivables, all such records shall be kept at such executive office and all invoices of Receivables shall be issued from and all Receivables shall be payable to such office (or a Blocked Account or lockbox as herein provided).

                                    (d)     COLLECTION OF RECEIVABLES.  Until
the Borrower's authority to do so is terminated by the Lender (which notice the Lender may give at any time following the occurrence of an Event of Default or an Incipient Event of Default or when the Lender in its sole discretion acting reasonably deems it to be in the Lender's best interest to do so), the Borrower will, at the Borrower's sole cost and expense, but on the Lender's behalf and for the Lender's account, collect as the Lender's property and in trust for the Lender all amounts received on Receivables, and shall not commingle such collections with the Borrower's funds or use the same except to pay Obligations. The Borrower shall, upon request, deliver to the Lender in original form and on the date of receipt thereof, all cheques, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

                                    (e)     NOTIFICATION OF ASSIGNMENT OF
RECEIVABLES. At any time following an Event of Default or an Incipient Event of Default, the Lender shall have the right to send notice of the assignment of, and the Lender's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, the Lender shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to the Borrower's account and added to the Obligations.

                                    (f)     POWER OF THE LENDER TO ACT ON THE
BORROWER'S BEHALF. After the occurrence of an Event of Default or an Incipient Event of Default, the Lender shall have the right to receive, endorse, assign and/or deliver in the name of the Lender or the Borrower any and all cheques, drafts and other instruments for the payment of money relating to the Receivables, and the Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. The Borrower hereby constitutes the Lender or the Lender's designee as the Borrower's attorney with power (i) to endorse the Borrower's name upon any notes, acceptances, cheques, drafts, money orders or other evidences of payment or Collateral; (ii) to sign the Borrower's name on any invoice or bill of lading relating to any of the Receivables; (iii) to send verifications of Receivables, drafts against Customers, assignments and verifications of Receivables; (iv) to send verifications of Receivables to any Customer; (v) to sign the Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by the Lender to preserve, protect, or perfect the Lender's interest in the Collateral and to file same; (vi) to demand payment of the Receivables; (vii) to enforce payment of the Receivables by legal proceedings or otherwise; (viii) to exercise all of the Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (ix) to settle, adjust, compromise, extend or renew the Receivables; (x) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (xi) to prepare, file and sign the Borrower's name on a proof of claim in bankruptcy or similar document against any account debtor; (xii) to prepare, file and sign the Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and (xiii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. The Lender shall have the right at any time following the occurrence of an Event of Default or Incipient Event of Default, to change the address for delivery of mail addressed to the Borrower to such address as the Lender may designate.

                                    (g)     NO LIABILITY.  The Lender shall not,
under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom. Following the occurrence of an Event of Default or Incipient Event of Default the Lender may, without notice or consent from the Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. The Lender is authorized and empowered to accept following the occurrence of an Event of Default or Incipient Event of Default the return of the goods represented by any of the Receivables, without notice to or consent by the Borrower, all without discharging or in any way affecting the Borrower's liability hereunder.

                                    (h)     ESTABLISHMENT OF A BLOCKED ACCOUNT,
DOMINION ACCOUNT. All proceeds of Receivables shall, at the direction of the Lender, be deposited by the Borrower into a dominion account or such other "blocked account" ("BLOCKED ACCOUNTS") as the Lender may require pursuant to an arrangement with such bank as may be selected by the Borrower and be acceptable to the Lender. The Borrower shall issue to any such bank, an irrevocable letter of instruction directing said bank to transfer such funds so deposited to the Lender, either to any account maintained by the Lender at said bank or by wire transfer to appropriate account(s) of the Lender. All funds deposited in such Blocked Account shall immediately become the property of the Lender and the Borrower shall obtain the agreement by such bank to waive any offset rights against the fund so deposited. The Lender assumes no responsibility for such "blocked account" arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, the Lender may establish depository accounts ("DEPOSITORY ACCOUNTS") in the name of the Lender at a bank or banks for the deposit for such funds and the Borrower shall deposit all proceeds of Receivables or cause same to be deposited, in kind, in such Depository Accounts of the Lender in lieu of depositing same to the Blocked Accounts.

                           4.16     INVENTORY.  All Inventory has been, and will
be produced by the Borrower in accordance with all laws, rules, statutes, regulations and orders.

                           4.17     MAINTENANCE OF EQUIPMENT.  The Equipment
shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved. The Borrower shall have the right to sell Equipment only to the extent set forth in Section 4.3 hereof.

                           4.18     EXCULPATION OF LIABILITY.  Nothing herein
contained shall be construed to constitute the Lender as the Borrower's agent for any purpose whatsoever, nor shall the Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof, save for gross negligence or wilful misconduct on the part of the Lender. The Lender does not, whether by anything herein or in any assignment or otherwise, assume any of the Borrower's obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrower of any of the terms and conditions thereof.

                           4.19     ENVIRONMENTAL MATTERS.

                                    (a)     The Borrower shall conduct its
business in material compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the Borrower's generation, handling, use, storage, and disposal of Hazardous Substances and Hazardous Wastes. The Borrower will ensure that the Real Property remains in compliance with all Environmental Laws and it will not place or permit to be placed any Hazardous Substances or Hazardous Wastes on any Real Property except as not prohibited by applicable law or any Public Authority.

                                    (b)     The Borrower will establish and
maintain a system to assure and monitor continued compliance by it with all applicable Environmental Laws, which system shall include periodic review of such compliance.

                                    (c)     The Borrower will (i) employ in
connection with the use of the Real Property appropriate technology necessary to maintain compliance with any applicable Environmental Laws and (ii) dispose of any and all Hazardous Substance or Hazardous Waste generated at or otherwise located at any of the Real Property only at facilities and with carriers that maintain valid permits under all applicable Environmental Laws. The Borrower shall use its best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by the Borrower in connection with the transport or disposal of any Hazardous Substance or Hazardous Waste generated at or otherwise located at any of the Real Property.

                                    (d)     In the event the Borrower obtains,
gives or receives notice of any Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "HAZARDOUS DISCHARGE") or receives any notice of violation or alleged violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions, demand letter, complaint, order, citation, action request, violation notice or other written notice with regard to any Hazardous Substances, Hazardous Waste, Hazardous Discharge or alleged or actual violation of any Environmental Laws affecting it, any Collateral, the Real Property or the Borrower's interest therein (any of the foregoing is referred to herein as an "ENVIRONMENTAL COMPLAINT") from any Public Authority or Other Person, then the Borrower shall, within ten (10) Business Days, give written notice of same to the Lender detailing non-privileged and non-confidential facts and circumstances of which the Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow the Lender to protect its security interest in the Collateral and its position and is not intended to create nor shall it create any obligation upon the Lender with respect thereto.

                                    (e)     The Borrower shall promptly forward
to the Lender copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances, Hazardous Discharge or Hazardous Waste at any other site owned, operated or used by the Borrower to dispose of Hazardous Substances or now or previously in the charge, management or control of the Borrower and shall continue to forward copies of correspondence between the Borrower and the Public Authority or any other Person regarding such claims to the Lender until the claim is settled. The Borrower shall promptly, forward to the Lender copies of all documents and reports concerning a Hazardous Discharge that the Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow the Lender to protect the Lender's security interest in the Collateral and its position.

                                   (f)     The Borrower shall respond, promptly
to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard to health of any Person or Property and to avoid subjecting it or the Collateral or Real Property to any Lien. If the Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or the Borrower shall fail to comply with any of the requirements of any Environmental Laws, the Lender may, but without the obligation to do so, for the sole purpose of protecting the Lender's interest in Collateral: (A) give such notices or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as the Lender (or such third parties as directed by the Lender) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by the Lender (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Revolving Advances shall be paid upon demand by the Borrower, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement, the Other Documents and any other agreement between the Lender and the Borrower.

                                    (g)     The Borrower shall defend and
indemnify the Lender and hold the Lender harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including legal fees (on a solicitor and his own client basis), suffered or incurred by the Lender under, on account of or in connection with any Environmental Laws, including without limitation, the assertion of any Lien thereunder or in connection therewith, the presence of any Hazardous Substances, Hazardous Waste or Hazardous Discharge which may affect the Real Property or any other Property of the Borrower whether or not the same originates or engages from the Real Property or any contiguous Real Property, including any loss of value of or Lien upon the Real Property or any other Collateral as a result of the foregoing, except to the extent such loss, liability, damage and expenses is attributable to any Hazardous Discharge resulting from actions on the part of the Lender which constitute gross negligence or wilful default. The Borrower's obligations under this Section 4.19 shall arise whether or not any Public Authority or other Person has taken or threatened any action in connection with the presence of any Hazardous Substances or alleged violation of any Environmental Lands. The Borrower's obligation and the indemnifications hereunder shall survive the termination of this Agreement.

                  V.       REPRESENTATIONS AND WARRANTIES.
                           ------------------------------

                           The Borrower represents and warrants as follows:

                           5.1      AUTHORITY.  The Borrower has full power,
authority and legal right to enter into this Agreement and the Other Documents to which it is party and perform all obligations hereunder and thereunder. The execution, delivery and performance hereof and of the Other Documents are within the Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of the Borrower's by-laws, articles of incorporation and, as applicable, amendment or amalgamation or other applicable documents relating to the Borrower's formation or to the conduct of the Borrower's business or of any material agreement or material undertaking to which the Borrower is a party or by which the Borrower is bound and will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of the Borrower under the provisions of any agreement, charge, instrument, by-law or other instrument to which the Borrower is a party or by which it may be bound.

                           5.2      FORMATION AND QUALIFICATION.  The Borrower
is duly amalgamated and in good standing under the laws of Ontario and is qualified to do business and is in good standing in the jurisdictions listed on
EXHIBIT 5.2 which constitute all jurisdictions in which qualification and good standing are necessary for the Borrower to conduct its business and own its property and where the failure to so qualify would have a material adverse effect on the Borrower, or its business. The Borrower has delivered to the Lender true and complete copies of its articles of amalgamation and by-laws, as presently in effect, and will promptly notify the Lender of any amendment or changes thereto.

                           5.3      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
All representations and warranties of the Borrower contained in this Agreement and the Other Documents shall be true at the time of the Borrower's execution of this Agreement and the Other Documents and at the Closing, and shall survive the execution, delivery and acceptance thereof by the Lender and the parties thereto and the closing of the transactions described therein or related thereto. The Borrower and the Lender expressly agree that any misrepresentation or breach of any representation or warranty whatsoever contained in this Agreement or the Other Documents shall be deemed material.

                           5.4      TAX RETURNS.  The Borrower has filed all
federal, provincial, municipal, state and local tax returns and other reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of the Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year, and except as described on Exhibit 5.4, the Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

                           5.5      FINANCIAL STATEMENTS.  The balance sheet of
the Borrower as of September 30, 1996, and the related statements of income, changes in shareholder's equity, and changes in financial position statements for the period ended on such date, all accompanied by reports thereon containing opinions without qualification by independent chartered accountants, copies of which have been delivered to the Lender, have been prepared in accordance with GAAP, practices and procedures, consistently applied (except for changes in application in which such accountants concur) and present fairly the financial position of the Borrower at such date and the results of its operations for such period. Since September 30, 1996 there has been no change in the condition, financial or otherwise, of the Borrower as shown on the balance sheet as of such date and no change in the aggregate value of machinery, equipment and Real Property owned by the Borrower, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

                           5.6      CORPORATE NAME.  The Borrower has not been
known by any other corporate name (other than its predecessor 955404 Ontario Inc.) in the past five years and does not sell Inventory under any other name except as set forth on EXHIBIT 5.6.

                           5.7      ENVIRONMENT COMPLIANCE.  The Borrower has
complied in all respects with all Environmental Laws applicable to transfer, construction on, and operation of its Property and business. The Borrower does not have any material contingent liability with respect to non-compliance with Environmental Laws or the generation, handling, use, storage, or disposal of Hazardous Substances. The Borrower has not received any Environmental Complaint including, without limitation, any summons, complaint, order or other notice that it is not in compliance with, or that any Public Authority is investigating its compliance with, Environmental Laws. Without limiting the generality of the foregoing:

                                    (a)     the Borrower does not generate,
transport, treat or dispose of any Hazardous Substances;

                                    (b)     the Borrower has been issued all
required federal, state, provincial and local licenses, certificates or permits relating to the Borrower and its facilities, businesses, Property and leaseholds are in compliance in all material respects with all applicable Environmental Laws;

                                    (c)     (i) there are no visible signs of
releases, spills, discharges, leaks or disposal (collectively referred to as "RELEASES") of Hazardous Substances at, upon, under or within any Real Property;
(ii) there are no underground storage tanks, land fills, land disposal sites, dumps or polychlorinated biphenyl on the Real Property; (iii) the Real Property has not ever been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present on the Real Property, excepting such quantities as are handled in accordance with all applicable Environmental Laws and manufacturer's instructions and in proper storage containers and as are necessary for the operation of the commercial business of the Borrower or of its tenants; and

                                    (d)     the Borrower hereby indemnifies and
holds the Lender harmless from and against any liability, loss, damage, suit, action or proceeding pertaining to Hazardous Substances, Hazardous Wastes, Hazardous Discharges, or Toxic Substances, including, but not limited to, claims of any federal, state, provincial or municipal government or quasi-governmental agency, any other Public Authority or any other Person, whether arising under any Environmental Law or at common law (whether under contract or tort law) or in equity.

                           5.8      SOLVENCY; NO LITIGATION, VIOLATION,
INDEBTEDNESS OR DEFAULT.

                                    (a)     The Borrower is solvent, able to pay
its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets is in excess of the amount of its liabilities (including all Indebtedness), and (ii) subsequent to the Closing Date, the fair saleable value of its assets will be in excess of the amount of its liabilities (including its Indebtedness and the Obligations).

                                    (b)     Except as disclosed in EXHIBIT
5.8(B), the Borrower does not have (i) any pending or threatened litigation, actions or proceedings which involve the possibility of materially and adversely affecting its business, Property, operations, condition or prospects, financial or otherwise, or the Collateral, or the ability of the Borrower to perform this Agreement and the Other Documents to which it is party, and (ii) any liabilities or indebtedness other than the Obligations, Indebtedness fully disclosed in the financial statements delivered to the Lender on or prior to the Closing Date, and trade payables and contractual obligations arising in the ordinary course of business since the date of such financial statements.

                                    (c)     The Borrower is not in violation of
any applicable statute, regulation or ordinance in any respect which may materially and adversely affect the Collateral or its business, Property, operations or condition or prospects, financial or otherwise, nor is the Borrower in violation of any order of any court, Public Authority or arbitration board or tribunal.

                           5.9     PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES.
The Borrower does not own or utilize any patents, patent applications, trademarks, trademark applications, copyrights, copyright applications, tradenames, trade secrets or licenses.

                           5.10     LICENSES AND PERMITS.  Except as set forth
in EXHIBIT 5.10, the Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state, provincial or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits may have a material adverse effect on the business, Property, operation or condition or prospects (financial or otherwise), present or prospective of the Borrower.

                           5.11     DEFAULT OF INDEBTEDNESS.  The Borrower is
not in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

                           5.12     NO DEFAULT.  The Borrower is not in default
in the payment or performance of any of its contractual obligations and no Incipient Event of Default has occurred.

                           5.13     NO BURDENSOME RESTRICTIONS.  The Borrower is
not party to any contract or agreement the performance of which may materially adversely affect the business, Property, operations or condition or prospects (financial or otherwise) of the Borrower. The Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

                           5.14     NO LABOUR DISPUTES.  (a) There is no
collective bargaining agreement or other labour contract covering employees of the Borrower ; (b) no union or other labour organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrower or for any similar purpose; and (c) there is no pending or, to the best of the Borrower's knowledge, threatened strike, work stoppage, material unfair labour practice claims, or other material labour dispute against or affecting the Borrower or its employees.

                           5.15     DISCLOSURE.  No representation or warranty
made by the Borrower in this Agreement, any Other Document or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Borrower or which reasonably should be known to the Borrower which the Borrower has not disclosed to the Lender in writing with respect to the transactions contemplated by or this Agreement which may materially and adversely affect the condition (financial or otherwise), results of operations, business, or assets of the Borrower.


                           5.16     PLANS.  (a) The Borrower does not have any
Plan; (b) no Plan has been terminated or partially terminated or is insolvent or in reorganization, nor have any proceedings been instituted to terminate, in whole or in part, or reorganize any Plan; (c) the Borrower has not ceased to participate (in whole or in part) as a participating employer in any Plan which is a registered pension plan or has withdrawn from any Plan in a complete or partial withdrawal, nor has a condition occurred which if continued would result in a complete or partial withdrawal; (d) the Borrower does not have any unfunded liability on windup or withdrawal liability, including contingent withdrawal or windup liability, to any Plan or any solvency deficiency in respect of any Plan;
(e) the Borrower does not have any unfunded liability on windup or any liability in respect of any Plan other than for required insurance premiums or contributions or remittances which have been paid, contributed and remitted when due; (f) the Borrower made all contributions to any Plans required by law or the terms thereof to be made by it when due and it is not in arrears in the payment of any contribution, payment, remittance or assessment or in default in filing any reports, returns, statements and similar documents in respect of the Plans required to be made or paid by it pursuant to any Plan, any law, act, regulation, directive or order or any employment, union, pension, deferred profit sharing, benefit, bonus or other similar agreement or arrangement; (g) the Borrower is not liable or, to the best of its knowledge, alleged to be liable, to any employee or former employee, director or former director, officer or former officer resulting from any violation or alleged violation of any Plan, any fiduciary duty, any law or agreement in relation to any Plan and does not have any unfunded pension or like obligations or solvency deficiency (including any past service or experience deficiency funding liabilities), other than accrued obligations not yet due, for which it has made full provision in its books and records; (h) all vacation pay, bonuses, salaries and wages, to the extent accruing due, are properly reflected in the Borrower's books and records;
(i) without limiting the foregoing, all of the Borrower's Plans are duly registered where required by, and are in compliance and good standing in all material respects under, all applicable laws, acts, statutes, regulations, orders, directives and agreements, including, without limitation, the INCOME TAX ACT of Canada, and the PENSION BENEFITS ACT of Ontario, any successor legislation thereto, and other applicable laws of any jurisdiction, and (j) there are no outstanding or pending or threatened investigations, claims, suits or proceedings in respect of any Plans (including to assert rights or claims to benefits or that could give rise to any material liability).

                           5.17     AUTHORITY TO INCUR DEBTS.  The Borrower is
not, and will not be in consequence of the execution, delivery or performance of the Agreement or any of the Other Documents or the consummation of the transactions therein provided, in breach of any regulation under any Canadian federal or provincial law, act, statute or regulation limiting its ability to incur indebtedness for money borrowed or to secure payment of same or to provide financial assistance, directly or indirectly, by means of a loan, guarantee or otherwise.

                           5.18     WORKERS' COMPENSATION.  The Borrower does
not have any unpaid workers' compensation or like obligations except as are being incurred and paid on a current basis in the ordinary course of business and there are no proceedings, claims, actions, orders or investigations relating to worker's compensation outstanding, pending or, to its knowledge, threatened relating to it or any of its employees or former employees.

                           5.19     REAL PROPERTY.  (a)  No part of the Real
Property has been condemned, taken or expropriated by any provincial, state, municipal or any other competent authority and no alteration, repair, improvement or other work has been ordered or directed to be done or performed to or in respect of such property by any provincial, state, municipal or any other competent authority; (b) there are no Liens, easements, encroachments, rights-of-way, work orders, licenses, concession agreements, leases or tenancies affecting the Real Property, save and except for Permitted Encumbrances; (c) there is nothing owing in respect of the Real Property including any leasehold property (to the extent the Borrower is or may be liable for same) to any municipality or to any corporation or commission owning or operating a public utility for water, gas, electrical power or energy, steam or hot water or for the use thereof or for the fittings, machines, apparatus, meters or other things leased in respect thereof or for any work or service performed for any such corporation or commission in connection with such public utilities, except current charges and Permitted Encumbrances; (d) the Borrower does not retain any interest, beneficially or otherwise, in any land abutting the Real Property either by way of fee or equity of redemption in, or a power or right to grant or exercise a power of appointment with respect to, any such land abutting the Real Property; (e) the buildings on the Real Property are located entirely within the limits of such Real Property, as the case may be, and all present uses in respect of the Real Property may lawfully be continued and all permitted uses are satisfactory for the Borrower's current and intended purposes; (f) there are no unsatisfied judgments against the Borrower and there are no writs of execution which would affect the Real Property, including with respect to any of its interests in any leasehold property; (g) all real property taxes, including local improvement rates, have been paid to date in respect of the Real Property;
(h) all accounts
for work and service performed and materials placed or furnished upon or in respect of the Real Property, including any of its leasehold property, including any claims by any municipal, provincial or other competent authority, have been fully paid and no one is entitled to claim a lien under the CONSTRUCTION LIEN ACT of Ontario (or any similar law or legislation of any jurisdiction) against such Real Property or any part thereof; (i) the Lender's security interests and Liens are not being granted with the intention of securing the financing of any alteration, addition or repair to, or any construction, erection, demolition or installation on or in respect of the Real Property or any structure thereon, nor are such security interests and liens being taken to repay any mortgage the proceeds of which were so used; (j) no Inventory is located at any location not owned by and in the name of the Borrower except as indicated in EXHIBIT 5.19.

                  VI.      AFFIRMATIVE COVENANTS
                           ---------------------

                  The Borrower covenants and agrees that it shall, until payment in full of the Obligations and termination of this Agreement:

                           6.1      PAYMENT OF FEES.  Pay to the Lender on
demand all usual and customary fees and expenses which the Lender incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15(h). The Lender may, without making demand, charge the account of the Borrower for all such fees and expenses.

                           6.2      CONDUCT OF BUSINESS AND MAINTENANCE OF
EXISTENCE AND ASSETS. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, tradenames, trade secrets and trademarks; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business; and (c) make, all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases powers and franchises under all applicable laws.

                          6.3      VIOLATIONS.  Operate its business in
compliance with all applicable laws, including Environmental Laws, and promptly notify the Lender in writing of any violation or alleged violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to the Borrower which may adversely affect the Collateral or the Borrower's business, Property, assets, operations or condition or prospects (financial or otherwise).

                           6.4      GOVERNMENT RECEIVABLES.  Take all steps
necessary to protect the Lender's interest in the Collateral under the ASSIGNMENT OF CROWN DEBTS ACT or other applicable federal, provincial, state or local statutes or ordinances and deliver to the Lender appropriately endorsed, any Instrument or Chattel Paper connected with any Receivable arising out of contracts between the Borrower and the United States, Canada, any state, province or any department, agency or instrumentality of any of them.

                           6.5      TANGIBLE NET WORTH.  Cause to be maintained
at all times a Tangible Net Worth in an amount not less than $5,000,000.

                           6.6      INDEBTEDNESS TO TANGIBLE NET WORTH.  Cause
to be maintained tested on a quarterly basis at all times a ratio of its Indebtedness to Tangible Net Worth of not less than 4.5 to 1.

                           6.7      MINIMUM PROFITABILITY. Generate a net profit
after taxes from consolidated operations of the Borrower for each Fiscal Year LESS all Management Compensation, and other Distributions paid or payable in the Fiscal Year, of not less than $1 each Fiscal Year.

                           6.8      PLEDGE OF CREDIT.  Not now or hereafter
pledge the Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than the Borrower's business as conducted on the date of this Agreement.

                           6.9      EXECUTION OF SUPPLEMENTAL INSTRUMENTS.
Execute and deliver to the Lender from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as the Lender acting reasonably may request, in order that the full intent of this Agreement may be carried into effect.

                           6.10     PAYMENT OF INDEBTEDNESS.  Pay, discharge or
otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatsoever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and the Borrower shall have provided for such reserves as the Lender may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favour of the Lender.

                           6.11     STANDARDS OF FINANCIAL STATEMENTS.  Cause
all financial statements referred to in Section 9.7 and 9.8 to be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

                           6.12     PLANS.  The Borrower shall cause any Plans
of the Borrower to be duly qualified and administered in all respects in compliance with all applicable laws (including regulations, orders and directives) and the terms of the Plans and any agreements relating thereto. The Borrower shall ensure that (a) it has no unfunded, solvency, or deficiency on windup liability in respect of any Plan including any Plan to be established and administered by it, (b) all amounts required to be paid by it are paid when due, and (c) no liability upon it or Lien on any of its Property arises or exists in respect of any Plan.

                  VII.     NEGATIVE COVENANTS.
                           -------------------

                  The Borrower covenants and agrees that it shall not, until satisfaction in full of the Obligations and termination of this Agreement.

                           7.1      MERGER, CONSOLIDATION, ACQUISITION AND SALE
OF ASSETS.
                                    (a)   In one or a series of transactions,
enter into any merger, amalgamation, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it;

                                    (b)    In one or a series of transactions,
sell, lease, transfer or otherwise dispose of any of its properties or assets, except for sales of Inventory in the ordinary course of its business; or

                                    (c)     Wind-up, liquidate, dissolve or
cease to carry on any business.

                           7.2      CREATION OF LIENS.  Create or suffer to
exist any Lien, Claim or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

                           7.3      GUARANTEES.  Grant any Guarantee or
otherwise become liable upon the obligations of any person, firm or corporation by assumption, endorsement or guarantee thereof or otherwise (other than to the Lender) except the endorsement of cheques in the ordinary course of business.

                           7.4      INVESTMENTS. Purchase or acquire obligations
or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of

America or Canada or any agency thereof, (b) commercial paper with maturities of not more than one hundred and eighty (180) days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than one hundred and eighty (180) days and repurchase agreements backed by United States or Canadian government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000 or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency and (d) U.S. or Canadian money market funds that invest solely in obligations issued or guaranteed by the United States of America or Canada or an agency thereof.

                           7.5      LOANS.  Make advances, loans or extensions
of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate.

                           7.6      CAPITAL EXPENDITURES. Contract for, purchase
or make any expenditure or commitments for any Capital Expenditure in any Fiscal Year in an amount in excess of $500,000.

                           7.7      INDEBTEDNESS.  Create, incur, assume or
suffer to exist any Indebtedness (exclusive of trade debt incurred in the ordinary course of its business) of the Borrower except in respect of Indebtedness to the Lender and Indebtedness to CMP which is postponed and subordinated to the Lender in accordance with the terms of the Subordination Agreement.

                           7.8      NATURE OF BUSINESS.  Substantially change
the nature of the business in which it is presently engaged, nor, except as specifically permitted hereby, purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

                           7.9      TRANSACTIONS WITH AFFILIATES.  Directly or
indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except disclosed transactions in the ordinary course of business, on an arm's-length basis on terms no less favourable than terms which would have been obtainable from a Person other than an Affiliate.

                           7.10     LEASES.  Enter as lessee into any lease
arrangement for real or personal Property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $350,000 in any one fiscal year.

                           7.11     Subsidiaries.
                                    -------------

                                    (a)     Form, acquire or organize any
Subsidiary.

                                     (b)     Enter into any partnership, joint
venture, co-venture or similar arrangement.

                           7.12     FISCAL YEAR AND ACCOUNTING CHANGES.  Change
its Fiscal Year from March 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

                           7.13      PREPAYMENT OF INDEBTEDNESS.  Except as
expressly permitted under the Subordination Agreement, at any time, directly or indirectly, prepay an Indebtedness (other than to the Lender), or repurchase, redeem, retire or otherwise acquire any Indebtedness without the prior written consent of the Lender.

                           7.14     TRANSACTIONS AFFECTING COLLATERAL OR
OBLIGATIONS. Enter into any transaction which may materially and adversely affect the Collateral or the Borrower's ability to repay the Obligations or otherwise cause, permit or suffer to occur or continue any material adverse change in its condition (financial or otherwise), its ability to perform its obligations hereunder or the Collateral.

                           7.15     DISTRIBUTIONS.  Except as expressly
permitted under the Subordination Agreement, make or declare any Distributions to its shareholder without the prior written consent of the Lender.

                  VIII.    CONDITIONS PRECEDENT.
                           ---------------------

                           8.1      CONDITIONS TO INITIAL ADVANCES.  The
agreement of the Lender to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by the Lender, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

                                    (a)     CLOSING DATE CONDITIONS.  The Lender
shall have received (2 copies of each) on or prior to the Closing Date and shall continue to hold, in form and substance satisfactory to the Lender and the Lender's counsel:

                                            (i)    this Agreement duly executed
by the Borrower;

                                            (ii)   certified copies of the
articles of amalgamation and amendment, if applicable, of the Borrower and its borrowing by-laws;

                                            (iii) evidence reasonably
satisfactory to the Lender and the Lender's counsel that each of the representations and warranties herein is true and accurate in all material respects, the Borrower is in compliance in all material respects with all of its covenants and obligations herein, no Event of Default or Incipient Event of Default has occurred, there has not occurred any material adverse change in the Borrower since August 31, 1996 and the Borrower has, as of the Closing Date, met its financial projections delivered to the Lender;

                                            (iv) the Cdn. Dollar Grid Note;

                                            (v) the U.S. Dollar Grid Note;

                                            (vi) the Term Note;

                                            (vii) a general security agreement
in form and substance satisfactory to the Lender (the "GSA");

                                            (viii) a general assignment of book
debts of the Borrower, in form and substance satisfactory to the Lender (the "GABD");

                                            (ix) the Subordination Agreement;

                                            (x) a mortgage on the Lands in form
and substance satisfactory to the Lender (the "Mortgage");

                                            (xi) intentionally deleted;

                                            (xii) landlord, mortgagee,
warehouseman, bailee and consignee waivers and consents with respect to each location not owned by the Borrower where Inventory may be located, in form and substance acceptable to the Lender and the Lender's counsel;

                                            (xiii) each of the documents listed
in EXHIBIT 8.1(a), in form and substance satisfactory to the Lender;

                                            (xiv) Phase I Environmental Audit in
form and content satisfactory to the Lender confirming the absence of any environmental problems or concerns with respect to the Lands;

                                            (xv) a pledge of funds agreement
together with a deposit of cash collateral in the amount of one hundred and fifty thousand ($150,000) dollars to secure the Borrower's obligations to Mara Dunlap; and

                                            (xvi) the Lender's customary
agreements and all documents, instruments, financial statements, consents, evidences of corporate authority, certificates, insurance certificates, opinions of legal counsel and such other writings to confirm and effectuate the lending transactions and the matters referred to herein as may be required by the Lender and its counsel acting reasonably, all duly executed and/or delivered by the Borrower.

                                    (b) FILINGS REGISTRATIONS AND RECORDINGS.
Each document (including, without limitation, any Uniform Commercial Code or PPSA financing statement) required by this Agreement, any related agreement or under law or reasonably requested by the Lender to be filed, registered or recorded in order to create, in favour of the Lender, a perfected security interest in or Lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Lender shall have received an acknowledgement copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                                    (c) CORPORATE PROCEEDINGS OF THE BORROWER.
The Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to the Lender, of the Board of directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement, and the Other Documents signed by it, any related agreements, and (ii) the granting by the Borrower of the security interests in and Liens upon the Collateral, the GABD, the GSA and the Mortgage in each case certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                                    (d) INCUMBENCY CERTIFICATES. The Lender
shall have received a certificate of the Secretary or any Assistant Secretary of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower, executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                                    (e) LEGAL OPINION. The favourable opinion of
the Borrower's counsel, addressed to the Lender and the Lender's counsel, such opinions to speak to the status of the Borrower and qualification to carry on business in each jurisdiction where it does so, the due authorization, execution, delivery and enforceability in accordance with their terms of this Agreement and all Other Documents, the absence of pending litigation to the knowledge of such counsel, the making of all filings and recordings necessary or appropriate in respect of the Liens of the Lender, the Mortgage creating a valid and enforceable first charge of the Lands and on enquiries and public record searches to confirm the accuracy of each of the matters referred to in Section 5.19, and otherwise to be in form and substance satisfactory to the Lender and the Lender's counsel acting reasonably;

                                    (f) NO LITIGATION. (i) No litigation,
investigation or proceeding before or by any arbitrator or governmental authority shall be continuing or threatened against the Borrower or against the officers or directors of the Borrower (A) in connection with this Agreement or the Other Documents or any of the transactions contemplated hereby and which, in the reasonable opinion of the Lender, is deemed material or (B) which if adversely determined, may, in the reasonable opinion of the Lender, have a material adverse effect on the business, assets, operations or condition or prospects (financial or otherwise) of the Borrower, and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to the Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any governmental authority;

                                    (g) SUBORDINATION AGREEMENTS. The Lender
shall have entered into a Subordination Agreement with the Borrower and CMP which shall set forth the basis upon which CMP may receive, and the Borrower may make, payments to CMP, which basis shall be satisfactory in form and substance to the Lender in its sole discretion;

                                    (h) GOVERNMENTAL APPROVALS. All necessary
legislative, regulatory, governmental and other third party approvals, notices, consents and permits including as may be necessary to grant and perform the Other Documents and carry on the Borrower's business shall have been given and obtained by the Borrower such approvals, notices, consents and permits not to contain any terms or conditions which the Lender reasonably considers to be materially adverse to the Borrower and evidence thereof shall have been furnished to the Lender;

                                    (i) INSURANCE. The Lender shall have
reviewed and shall be satisfied with the insurance policies maintained by the Borrower and all terms thereof (including risks and amounts of coverage) and the insurers, it being understood and agreed that the Lender shall be named as loss payee as its interest may appear and first mortgagee on each of the policies of the Borrower and that all such policies shall contain the standard mortgagee endorsement clauses in favour of the Lender, certificates (including, without limitation, renewal certificates) evidencing the foregoing and on terms and in substance satisfactory to the Lender shall have been delivered to the Lender;

                                    (j) SEARCHES. The Lender shall be satisfied
with the results of all real and personal property and other searches and enquiries conducted in respect of the Borrower and its property and assets as the Lender's counsel may require and such discharges to terminate Liens other than Permitted Encumbrances and/or estoppel letters (to confirm the amounts secured by any existing encumbrances and the collateral covered thereby) shall be received by the Lender as may be required by the Lender in its discretion;

                                    (k)     COPIES OF DOCUMENTS.  The Borrower
shall have delivered complete certified copies of the Mortgage registered in respect of the Lands, all leases of its premises and all leases of the Lands, all as then in effect (including all amendments and assignments);

                                    (l)     DUE DILIGENCE.  The Lender shall
have completed all due diligence which it considers necessary or appropriate in its discretion in regard to the Borrower and its properties, assets, books and records, operations, prospects and condition (financial or otherwise), including, without limitation, in regard to past and ongoing compliance with Environmental Laws, union and labour relations and pension matters, and the Lender shall be satisfied in its discretion that the Borrower is adequately capitalized, the fair, saleable value of its Property exceeds its liabilities at the Closing Date and the Borrower has sufficient working capital to pay its Indebtedness as it becomes due; and

                                    (m)     PAYMENT OF FEES AND EXPENSES.  The
Borrower shall have paid the Closing Fee and all fees and expenses of the Lender's outside counsel, Meighen Demers, and all special local counsel retained, and all other fees and expenses of the Lender incurred in connection with this Agreement and any of the Other Documents and the transactions contemplated thereby.

                           8.2      CONDITIONS TO EACH ADVANCE.  The agreement
of the Lender to make any Advance requested to be made on any date (including, without limitation, its initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made and the obligation to continue to make any Advances at any time is subject to satisfaction of the following conditions:

                                    (a)   REPRESENTATIONS AND WARRANTIES.  Each
of the representations and warranties made by the Borrower in or pursuant to this Agreement and of the Other Documents, and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement and of the Other Documents or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

                                    (b)   NO DEFAULT.  No Event of Default or
Incipient Event of Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; PROVIDED, HOWEVER, that the Lender in its sole, unfettered discretion, may continue to make Advances notwithstanding the existence of an event of Default or Incipient Event of Default; and

                                    (c)   MAXIMUM ADVANCES.  In the case of any
Revolving Advances requested to be made, after giving effect thereto, the aggregate Revolving Advances shall not exceed the lesser of the Maximum Revolving Advance Amount and the Formula Amount.

                                    (d)     The Lender shall continue to hold
each of the instruments and documents referred to in Section 8.1(a), Section 8.1(c), 8.1(d), 8.1(e), 8.1(g) and 8.1(k), each enforceable in accordance with its terms subject to bankruptcy and insolvency laws and general principles of equity, and each of the conditions specified in Sections 8.1(b), 8.1(c), 8.1(f), 8.1(g), 8.1(h), 8.1(i), 8.1(j) and 8.1(l) shall continue to be satisfied.

                  Each request for an Advance by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Advance that the conditions contained in this Section shall have been satisfied.

                  IX.      INFORMATION AS TO BORROWER.
                           ---------------------------

                  The Borrower covenants and agrees that it shall, until satisfaction in full of the Obligations and the termination of this Agreement:

                           9.1      DISCLOSURE OF MATERIAL MATTERS.  Immediately
upon learning thereof, report to the Lender all matters materially affecting the value, enforceability or collectability of any portion of the Collateral including, without limitation, the Borrower's reclamation or repossession of, or the return to the Borrower of a material amount of goods or claims or disputes asserted by any Customer or other obligor. The Borrower will not, without the Lender's consent, compromise or adjust any material amount of the Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of the Borrower.

                           9.2      SCHEDULES.  Provide to the Lender daily
Receivables reports (including reports of sales, shipped not billed Inventory, credit notes and collections and deposits) and deliver to the Lender on or before the fifteenth (15th) day of each month as and for the prior month (a) accounts receivable aging, (b) accounts payable schedules and (c) Inventory reports and (d) all collateral receivables reconciliations required by the Borrower. In addition, the Borrower will deliver to the Lender at such intervals as the Lender may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as the Lender may require including, without limitation, trial balances and test verifications. The Lender shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to the

Lender and executed by the Borrower and delivered to the Lender from time to time solely for the Lender's convenience in maintaining records of the Collateral, and the Borrower's failure to deliver any of such items to the Lender shall not affect, terminate, modify or otherwise limit the Lender's Lien on and security interest in the Collateral.

                           9.3      ENVIRONMENTAL REPORTS.  Furnish the Lender,
concurrently with the delivery of the financial statements referred to in Sections 9.7, accompanied by a certificate of the Borrower signed by an authorized officer of the Borrower stating, to the best of his knowledge, that the Borrower is in compliance in all material respects with all Environmental Laws. To the extent the Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action the Borrower will implement in order to achieve full compliance.

                           9.4      LITIGATION.  Promptly notify the Lender in
writing of any action, suit, litigation or proceeding (including administrative proceedings), pending or threatened, affecting the Borrower, whether or not the claim is covered by insurance, and of any action, suit, litigation or proceeding, pending or threatened, which may affect the Collateral or the Borrower's business, Property, operations or condition or prospects (financial or otherwise).

                           9.5      OCCURRENCE OF DEFAULTS, ETC. Promptly
notify the Lender in writing upon the occurrence of (a) any Event of Default or Incipient Event of Default; (b) any event, development or circumstance whereby the financial statements most recently furnished to the Lender fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition and operating results of the Borrower as of the date of such financial statements; (c) any Termination Event with respect to a Plan, accompanied by any materials required to be filed with any Public Authority with respect thereto; any notice received by the Borrower concerning the imposition of any withdrawal liability with respect to a Plan; the establishment of any Plan not existing at the Closing Date, or the commencement of contributions by the Borrower to any Plan to which the Borrower was not contributing at the Closing Date; or any other event or condition regarding a Plan or the Borrower's compliance with all applicable laws relating to the establishment or administration of any Plan which has or may result in any Lien on any of its Property or which may otherwise materially and adversely affect the Borrower's Property, business, operations, or condition or prospects (financial or otherwise); (d) each and every default by the Borrower which might result in the acceleration of the maturity of any Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (e) any other development in the business or affairs of the Borrower which could be expected to be materially adverse; in each case describing the nature thereof and in the case of notification under clause (a), (b), (c), or (d) the action the Borrower proposes to take with respect thereto.

                           9.6      GOVERNMENT RECEIVABLES.  Notify the Lender
immediately if any of its Receivables arise out of contracts between the Borrower and the United States, Canada, any state or province, or any department, agency or instrumentality of any of them.

                           9.7      ANNUAL FINANCIAL STATEMENTS.

                                    (a)     Furnish the Lender within ninety
(90) days after the end of each Fiscal Year of the Borrower, audited financial statements of the Borrower including, but not limited to, statements of income and shareholders' equity and changes in financial position from the beginning of the current Fiscal Year to the end of such Fiscal Year and the balance sheet as at the end of such Fiscal Year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by chartered accountants selected by the Borrower and satisfactory to the Lender (the "ACCOUNTANTS"). The report of such Accountants shall be accompanied by a statement of such Accountants certifying that in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or an Incipient Event of Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such default, and such report shall contain or have appended thereto calculations which set forth the Borrower's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6 and 6.7; and

                                    (b)     Furnish the Lender within 90 days of
the end of the fiscal year of CMP, audited financial statements on a consolidated and consolidating basis including, but not limited to, statements of income and shareholders' equity and changes in financial position from the beginning of CMP's current fiscal year to the end of such fiscal year, all prepared in accordance with generally accepted accounting principles applicable in Canada, applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by chartered accountants selected by CMP.

                           9.8      MONTHLY FINANCIAL STATEMENTS.  Furnish the
Lender within thirty (30) days after the end of each month, an unaudited balance sheet of the Borrower and an unaudited statement of income and shareholders' equity and changes in financial position of the Borrower reflecting results of operations from the beginning of the Fiscal Year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of the Borrower, signed by the Chief Financial Officer of the Borrower, which shall state whether an Event of Default or an Incipient Event of Default has occurred.

                           9.9      OTHER REPORTS.  Furnish the Lender as soon
as available, but in any event within ten (10) days after the issuance thereof, with copies of such financial statements, reports and returns directly or indirectly concerning the Borrower which CMP U.S. sends to its Shareholders.

                           9.10     ADDITIONAL INFORMATION.  Furnish the Lender
with additional information as the Lender shall reasonably request in order to enable the Lender to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by the Borrower including, without limitation, and without the necessity of any request by the Lender, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, of the Borrower's opening of any new office or place of business or the Borrower's closing of any existing office or place of business or of moving the location of any of the Collateral or of any changes in its name, and (c) promptly upon the Borrower's learning thereof, of any labour dispute to which the Borrower may become a party, any alleged unfair labour practice, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labour contract to which the Borrower is a party or by which the Borrower is bound.

                           9.11     PROJECTED OPERATING BUDGET.  Furnish to the
Lender, no less than thirty (30) days prior to the beginning of each of the Borrower's Fiscal Years beginning 1997, a month by month projected operating budget (including planned Capital Expenditures) and cash flow of the Borrower for such Fiscal Year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by the Borrower's Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

                           9.12     REVISIONS TO OPERATING BUDGET.  Furnish the
Lender, concurrently with the delivery of the financial statements referred to in Section 9.7 and each monthly report, a written report summarizing all material revisions to budgets submitted by the Borrower at or prior to the Closing Date and thereafter pursuant to Section 9.11 and a discussion and analysis by management with respect to such revisions.

                           9.13     ADDITIONAL DOCUMENTS.  Execute and deliver
to the Lender, in form and substance satisfactory to the Lender in its discretion acting reasonably, such documents and agreements as the Lender acting reasonably may, from time to time, request to carry out the purposes, terms or conditions of this Agreement.

         X.       EVENTS OF DEFAULT.
                  ------------------

                           10.1     EVENTS OF DEFAULT.  The occurrence of any
one or more of the following events shall constitute an "Event of Default":

                                    (a)     failure by the Borrower to pay any
principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein or in the Other Documents when due;

                                    (b)     any representation or warranty made
or deemed made by the Borrower in this Agreement, any Other Document or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

                                    (c)     failure by the Borrower to
(i) furnish financial information when due or when requested which is unremedied for a period of seven (7) days, or (ii) permit the inspection of and access to its Property, premises, books or records;

                                    (d)     issuance of a notice of Lien, Claim,
execution, distress, writ of seizure and sale, sequestration, extent, discussion or analogous process, levy assessment, injunction or attachment or other process of any court against:

                                  (i)   any Receivables or Inventory; or

                                  (ii)  any of the Borrower's other Property
                                        which is not stayed within five (5) days and discharged within thirty (30) days;

                                    (e)     failure or neglect of the Borrower
to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any Other Document or any other agreement or arrangement, now or hereafter entered into between the Borrower and the Lender other than as enumerated as an Event of Default under any other paragraph of this Section 10.1 other than a failure or neglect of the Borrower to perform, keep or observe any term, provision, condition or covenant, contained in (x) Sections 4.7, 4.8, 4.9, 6.4, 6.10, 9.4 or 9.6 hereof which is cured within thirty (30) days from the occurrence of such failure or neglect or (y) Sections 4.10, 4.11, 4.12, 4.13, 4.14 hereof which is cured within three (3) Business Days from the occurrence of such failure or neglect;

                                    (f)     any judgment is rendered or judgment
Liens filed against the Borrower which is not within five (5) days stayed and, within thirty (30) days of such rendering or filing, satisfied or discharged of record;

                                    (g)     default shall occur in the payment
of any principal, interest or premium with respect to any Indebtedness of the Borrower, (other than the Obligations) in an outstanding principal amount in excess of $50,000 or under any agreement or instrument under or pursuant to which any such indebtedness may have been issued, created, assumed, or guaranteed by the Borrower and such default shall continue for more than the period of grace, if any, therein specified, or if any such Indebtedness or shall be declared due and payable prior to the stated maturity thereof or if the Borrower otherwise defaults in the performance of any material term or condition contained in any document relating to a Permitted Encumbrance;

                                    (h)     the Borrower shall: (i) file a
voluntary petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal, or file any application or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation or readjustment of its debts or securities, or which seeks to stay, or has the effect of staying, any creditors, or for any other relief under the BANKRUPTCY AND INSOLVENCY ACT of Canada, or the COMPANIES' CREDITORS ARRANGEMENT ACT of Canada, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar statute or law or any other law providing for the relief of debtors, provincial, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, monitor, liquidator, sequestrator, custodian or trustee (whether or not on an interim or permanent basis) or similar officer for it or for all or any part of its Property; (iii) make an assignment for the benefit of creditors; or (iv) admit in writing its inability, or be generally unable to pay when debts become due or cease operating any of its present businesses; or (v) be adjudicated bankrupt or insolvent;

                                    (i)     an involuntary petition or proposal
shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the Borrower's debts or securities or for any other relief under the BANKRUPTCY AND INSOLVENCY ACT of Canada, the COMPANIES' CREDITORS ARRANGEMENT ACT of Canada, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar statute or law, provincial, state or federal, now or hereafter existing unless
(A) such proceeding is discharged within a period of thirty (30) days (B) until discharged is being actively and diligently contested in good faith and any relief or remedies upon or against the Borrower's Property have been stayed, (C) has not given rise to any material adverse effect on the Borrower or its Property, operations, business or conditions (financial or otherwise), and (D) has not otherwise resulted in any adjudication or declaration of bankruptcy or any of the events referred to in paragraph (g);

                                    (j)    a receiver, assignee, liquidator,
sequestrator, custodian, trustee, monitor or similar official for the Borrower or for all or any part of the Collateral or all or any material part of the other Property shall be appointed involuntarily;

                                    (k)    the Borrower shall file a certificate
of dissolution or like process under applicable law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof or if the Borrower abandons all or any part of its Property or ceases or threatens to cease to carry on business;

                                    (l)     all or any material part of the
Property of the Borrower shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such Property or of the Borrower shall be assumed by any Public Authority or any court of competent jurisdiction at the instance of any Public Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                                    (m)     one or more final judgments for the
payment of money aggregating in excess of $50,000 (whether or not covered by insurance) shall be rendered against the Borrower and the Borrower shall fail to discharge the same within thirty (30) days from the date of notice of entry thereof;

                                    (n)     any event or condition shall occur
or exist with respect to a Plan that could, in the Lender's judgment, acting reasonably, subject the Borrower to any tax, penalty, or other liabilities under any applicable law or statute in the aggregate material in relation to the business, operations, Property or financial or other condition of the Borrower;

                                    (o)     if the Borrower violates any
Environmental Law which results in an Environmental Complaint or other notice or control order, cancellation of any license or certificate or approval that results in any material disruption of the Borrower's business or that could reasonably be expected to have a material adverse effect on the Collateral, the repayment of the Obligations, the Lender's rights hereunder or under the Other Documents, the Borrower's Property, business, operations or prospect or condition (financial or otherwise);

                                    (p)   any change (whether or not otherwise
constituting an event or circumstance otherwise referred to in Section 10.1) in the Borrower's Property, business, operations, or prospects or condition (financial or otherwise) which in the Lender's opinion acting reasonably impairs or imperils the Collateral, the Lender's Lien or the ability of the Borrower to perform its Obligations under this Agreement;

                                    (q)     if any Lien created hereunder or
under the Other Documents or provided for hereby or thereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest (subject only to Permitted Encumbrances);

                                    (r)     a default of the obligations of the
Borrower under any other agreement to which it is a party shall occur which adversely affects its Property, operations, business or condition or prospects (financial or otherwise), which default is not cured within any applicable grace period;

                                    (s)     termination or breach of any
agreement executed and delivered to the Lender in connection with the Obligations;

                                    (t)     the Borrower fails to pay any taxes,
rates or charges when due in respect of any Real Property;

                                    (u)     any material provision of this
Agreement or any Other Document shall, for any reason, cease to be valid and binding on the Borrower, or the Borrower shall so claim in writing to the Lender; and

                                    (v)     if the Borrower ceases to be a
wholly owned Subsidiary of CMP.

                  XI.      LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT
                           ------------------------------------------

                           11.1     RIGHTS AND REMEDIES.  Upon the occurrence of
an Event of Default pursuant to paragraph (h), (i), (j) or (k) of Section 10.1, all Obligations shall be immediately due and payable and this Agreement shall be deemed terminated; and, upon the occurrence of any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of the Lender, all Obligations shall be immediately due and payable and the Lender shall have the right to terminate this Agreement. In any such event, (i) the Borrower shall immediately (A) pay to the Lender the amount declared to be due and payable (except for the principal amount of Letters of Credit and the Lender Guarantees then issued and outstanding) (the "AMOUNT"), and (B) deposit with the Lender, as security for the due payment on the respective expiry dates of the Letters of Credit and the Lender Guarantees issued and outstanding, a sum of money equal to the principal amount of all such Letters of Credit and the Lender Guarantees and all fees and expenses payable by the Borrower to the date of expiration of such Letters of Credit and the Lender Guarantees (the "DEPOSIT") and the Lender shall, upon the respective expiry dates of such Letters of Credit and the Lender Guarantees apply the Deposit (or such portion thereof as shall be necessary) to pay the principal amount of such Letters of Credit and the Lender Guarantees; and (ii) the Other Documents and any other security shall immediately become enforceable and the Lender shall, without the need for any further notice or observance of any other formality (except only mandatory notices of sale or foreclosure as required to be given under the PPSA or the MORTGAGES ACT (Ontario)) have the right to exercise any and all other rights and remedies provided for herein and in the Other Documents, under the PPSA and at law or equity generally, including, without limitation, the right to foreclose the security interest granted herein or therein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. The Lender may enter any of the Borrower's premises or other premises without legal process and without incurring liability to the Borrower therefore, and the Lender may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as the Lender may deem advisable and the Lender may require the Borrower to make the Collateral available to the Lender at a convenient place. With or without having the Collateral at the time or place of sale, the Lender may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect. At any public sale the Lender may bid for and become the purchaser, and the Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by the Borrower. In connection with the exercise of the foregoing remedies, the Lender is granted permission to use all the Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purposes of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and solicitors' fees and expenses incurred by the Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; secondly to interest due upon any of the Obligations; and thirdly to the principal of the Obligations. If any deficiency shall arise, the Borrower shall remain liable to the Lender therefor.

                           11.2     LENDER'S DISCRETION.  The Lender shall have
the right in its sole discretion to determine which rights, Liens, security interests or remedies the Lender may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of the Lender's rights hereunder.

                           11.3     SET-OFF.  In addition to any other rights
which the Lender may have under applicable law, upon the occurrence of any Event of Default hereunder, the Lender shall have a right to apply any of the Borrower's Property held by or on behalf of the Lender to reduce the Obligations.

                           11.4     RIGHTS AND REMEDIES NOT EXCLUSIVE.  The
enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies, all of which shall be cumulative and not alternative. Any single or partial exercise by the Lender of any right or remedy for a default or breach of any term, covenant, condition or agreement in this Agreement does not affect its rights and does not waive, alter, affect, or prejudice any other right or remedy to which the Lender may be lawfully entitled for the same default or breach. Any waiver by the Lender of the strict observance of, performance of or compliance with any term, covenant, condition or agreement of this Agreement or the Other Documents, and any indulgence by the Lender is not a waiver of that or any subsequent default.

                  XII.     WAIVERS AND JUDICIAL PROCEEDINGS.
                           ---------------------------------

                           12.1     WAIVER OF NOTICE.  The Borrower hereby
waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance herein, and all other demands and notices of any description, except such as are expressly provided for herein.

                           12.2     DELAY.  No delay or omission on the Lender's
part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

                  XIII.    EFFECTIVE DATE AND TERMINATION.
                           -------------------------------

                           13.1     TERM.  This Agreement, which shall inure to
the benefit of and shall be binding upon the respective successors and permitted assigns of each of the Borrower and the Lender, shall become effective on the date hereof and shall continue in full force and effect until November 15, 1999 unless sooner terminated as herein provided. The Term shall be automatically extended for successive periods of one (1) year each unless terminated by either party at the end of such initial Term or any successive Term by giving the other party, in the case of the Borrower, ninety (90) days and, in the case of the Lender, thirty (30) days, prior written notice PROVIDED, HOWEVER, that the Lender may terminate the Agreement without prior written notice upon the occurrence of an Event of Default. The Borrower and the Lender may terminate this Agreement at any time by giving the other party, in the case of the Borrower, ninety (90) days prior written notice and, in the case of the Lender, thirty (30) days' prior written notice ("Termination Date") and all Obligations shall be paid and discharged in full on the Termination Date.

                           13.2     TERMINATION.  The termination of the
Agreement shall not affect any of the Borrower's or the Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interest created or Obligations have been full disposed of, concluded or liquidated. The security interests, Liens and rights granted to the Lender hereunder and the financing statements filed in connection herewith and the Other

Documents shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that the Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of the Borrower have been paid or performed in full after the termination of this Agreement or the Borrower has furnished the Lender with an indemnification satisfactory to the Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are repaid or performed in full otherwise provided.

                  XIV.     MISCELLANEOUS
                           -------------

                           14.1     GOVERNING LAW.  This Agreement shall be
governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein (without giving effect to its conflict of laws rules). Any judicial proceeding with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the Province of Ontario and, by execution and delivery of this Agreement, the Borrower accepts for itself and in connection with its Property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Lender to bring proceedings against the Borrower in the courts of any other jurisdiction. The Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non convenience.

                           14.2     ENTIRE UNDERSTANDING.  This Agreement and
the documents executed concurrently herewith contain the entire understanding between the Borrower and the Lender and supersedes and replaces all prior agreements and understandings, if any, relating to the subject matter hereof PROVIDED, HOWEVER, that all instruments and documents of security, priority agreements, guarantees, postponements, subordinations, consents and waivers (the "EXISTING SECURITY") which have previously been granted and/or delivered to the Lender (or to Bank of Boston Canada and assigned to the Lender) shall, unless expressly released by the Lender in writing, subject to Section 14.13, continue in full force and effect binding upon the parties thereto in accordance with their terms and shall evidence, secure or guarantee, as the case may be, all Obligations. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by the Borrower's or any the Lender's respective officers, as the case may be. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party. The Borrower acknowledges that it has been advised by counsel in connection the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                           14.3     SUCCESSORS AND ASSIGNS; PARTICIPATION;
 NEW LENDERS.

                                    (a)     This Agreement and the Other
Documents shall be binding upon and inure to the benefit of the Borrower, the Lender, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

                                    (b)     The Lender may, without requiring
the Borrower's consent, subparticipate all or any Advances to any Person (without disclosing same to the Borrower) or sell, assign or transfer all or any part of its rights under this Agreement, the Other Documents and all related agreements, instruments and documents provided the Borrower is given notice of such sale as soon as practicable and the transferee agrees to perform the obligations of the transferor; in addition to the foregoing, the Borrower acknowledges that in the regular course of commercial banking business the Lender may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "TRANSFEREE"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof, provided that the Borrower shall not be required to pay to any Transferee more than the amount which it would have been required to pay to the Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such the Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall the Borrower be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both the Lender and such Transferee. The Borrower hereby grants to any Transferee a continuing security interest in any deposits, Moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advance. The Lender is hereby authorized to disclose to any proposed Transferee or subparticipant any information in the Lender's possession relating to the Borrower or the Collateral. Notwithstanding anything herein to the contrary, if the Lender notifies the Borrower of a Transferee's participation in the Loans, the Borrower covenants and agrees to deliver to such Transferee, contemporaneously with the delivery of same to the Lender, the financial statements and corresponding certificates, and all notices, required to be furnished by the Borrower pursuant to this Agreement.

                           14.4     APPLICATION OF PAYMENTS.  The Lender shall
have the continuing and exclusive right to apply or reverse and reapply any and all proceeds of Collateral to any portion of the Obligations. To the extent that the Borrower makes a payment or the Lender receives any payment or proceeds of the Collateral for the Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by the Lender.

                           14.5     INDEMNITY.  The Borrower shall indemnify the
Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of legal counsel) which may be imposed on, incurred by, or asserted against the Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not the Lender is a party thereto, except to the extent that any of the foregoing arises out of the wilful misconduct or gross negligence of the Lender.

                           14.6     NOTICE.  Any notice or request hereunder may
be given to the Borrower or to the Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, or (b) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Notices and requests shall, in the case of those by mail or telegram, be deemed to have been given when deposited in the mail, or delivered to the telegraph office addresses as provided in this Section:

                  (A)   If to the Lender, at: BNY Financial Corporation - Canada
                                              4950 Yonge Street, Suite 706
                                              North York, Ontario
                                              M2N 6K1
                                              Attention:  Ihor Burachok
                                              Telephone:  (416) 226-6580
                                              Fax:  (416) 226-6961

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
                (B)  If to the Borrower, at:   Direct Steel Inc.
                                               215 Doughton Road
                                               Concord, Ontario
                                               L4K 1R1
                                               Attention:  Mr. John Butcher
                                                           Vice-President, Finance
                                               Telecopier Number:   (416) 738-6867

                     with a copy to CMP, at:   Cold Metal Products Company,
                                                Limited
                                               65 Imperial Street
                                               P.O. 66, Station "B"
                                               Hamilton, Ontario
                                               L8L 7V2
                                               Attention:  Mr. Jack W. Watson
                                                               Vice-President
                                               Telecopier Number: (416) 544-2957;
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                     provided that the Lender shall not be liable for any
                     inadvertent failure to provide copies of any notices to CMP and in no event shall any failure by the Lender to provide a copy of a notice to CMP render any notice ineffective or invalid.

                           14.7     SEVERABILITY.  If any provision of this
Agreement shall be prohibited or invalid under the applicable law of any jurisdiction, such prohibition or invalidity shall not invalidate the remainder of this Agreement in such jurisdiction or this Agreement as whole in any other jurisdiction PROVIDED, HOWEVER, that, if the Lender acting reasonably, determines as a result of any such prohibition or invalidity that the Lender has lost any material benefit of or right under this Agreement, then an Event of Default shall be deemed to have occurred whereupon the Lender may exercise any of its right or remedies as provided in Section 11.1 hereof.

                           14.8     EXPENSES.  All costs and expenses including,
without limitation, reasonable legal fees (on a solicitor and his own client basis) and allocated costs of all in-house legal counsel, inspectors, appraisers and auditors incurred by the Lender in connection with any of the following:

                                    (a)     efforts made to enforce payment of
any Obligation or effect collection of any Collateral, or

                                    (b)     the entering into, modification,
amendment, administration and enforcement of this Agreement or, any of the Other Documents, or any consents or waivers hereunder and all related agreements, documents and instruments, or

                                      (c) the instituting, maintaining,
registering, perfecting, defending, preserving, enforcing and foreclosing of or on the Lender's security interest or Lien in any of the Collateral, whether through judicial proceedings or otherwise, or

                                      (d) in defending or prosecuting any
actions or proceedings arising out of or relating to the Lender's transactions with the Borrower, or

                                      (e) any advice given to the Lender with
respect to its rights and obligations under this Agreement and all related agreements, or

                                      (f) any title or Lien searches or
enquiries; or

                                      (g) costs of appraisals, inspections and
verifications of Collateral;

                                      (h) costs of forwarding, clearing,
collecting or processing cheques and other items of payment or maintaining any accounts; or

                                      (i) preserving or protecting Collateral;

shall be for the Borrower's account and may be charged to the Borrower's account and shall be part of the Obligations. The Borrower shall pay to the Lender its per diem charges at the Lender's then standard rates, and all out-of-pocket expenses (including meals, travel and lodging) of the Lender's inspectors, examiners and auditors. The foregoing shall not be construed to limit any other provisions of this Agreement or the Other Documents regarding costs and expenses to be paid by the Borrower. In addition to any liability of the Borrower to the Lender under any other provision hereof, the Borrower shall indemnify the Lender and hold the Lender harmless against any reasonable costs or expenses incurred by the Lender as a result (i) of any failure by the Borrower to fulfil any of its obligations hereunder in the manner provided herein including, without limitation, any cost or expense incurred by reason of the liquidation or re-employment in whole or in part of deposits or other funds required by the Lender to fund or maintain any Loan as a result of the Borrower's failure to complete a drawdown or to make any repayment or other payment on the date required hereunder or specified by it in any notice given hereunder (but excluding costs arising solely out of loss of anticipated profits); or (ii) the Borrower's failure to pay any other amount including, without limitation, any interest or fee, due hereunder on its due date. The foregoing indemnities and agreements to pay shall survive until all Obligations have been fully and finally paid. The certificate of an officer or manager of the Lender setting forth the amount of any such losses, damages, charges, claims, expenses and liabilities, shall constitute PRIMA FACIE evidence of any such amount and the Lender shall be entitled to debit, from the Borrower's accounts, the amount stipulated in the certificate.

                           14.9 CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO
COLLATERAL. The enumeration herein or in the Other Documents of the Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Lender may have under the PPSA, or other applicable law or the Other Documents. The Lender shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Lender may, without limitation, proceed directly against the Borrower to collect the Obligations without any prior recourse to the Collateral.

                           14.10 NO IMPLIED WAIVERS. No act, failure or delay by
the Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lender of any provision of this Agreement or any Other Document, or of breach or default hereunder or thereunder, or of any right or remedy which the Lender may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. No waiver by the Lender shall affect its rights to require strict performance of this Agreement.

                           14.11 OTHER SECURITY AND GUARANTEES. The Lender may,
without notice or demand and without affecting the Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guarantee of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

                           14.12 PRECEDENCE. In the event that any provisions of
the Other Documents (other than this Agreement) or the Existing Security (the "CONFLICTED AGREEMENTS") contradict or are otherwise incapable of being construed in conjunction with the provisions of this Agreement, the provisions of this Agreement shall take precedence over those contained in the Conflicted Agreements and, in particular, if any act of the Borrower is expressly permitted under this Agreement but is prohibited under the Conflicted Agreements, any such act shall be permitted under this Agreement and shall be deemed to be permitted under the Conflicted Agreements.

                           14.13 CUSTOMER INFORMATION. The Borrower hereby
consents to any disclosure from time to time of any information of or concerning it, its Property or businesses, this Agreement or the Obligations to any of the Lender's affiliates.

                           14.14 JUDGMENT CURRENCY. If for the purpose of
obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the "ORIGINAL CURRENCY") into another currency (the "SECOND CURRENCY"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Lender could purchase in the Toronto foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. The Borrower agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Lender receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Lender may, in accordance with normal banking procedures, purchase, in the Toronto foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, the Borrower agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Lender against such loss. The term "rate of exchange" in this Section 14.14 means the spot rate at which the Lender, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase.

                           14.15 COUNTERPARTS. This Agreement may be executed in
one or more counterparts, each of which taken together shall constitute one and the same instrument.

                  Each of the parties has signed this Agreement as of the date first above written.

                                    DIRECT STEEL INC.

                                    By: /S/ JOHN D. BUTCHER
                                       --------------------------------

                                    Its: V. P. FINANCE
                                       --------------------------------

                                    BNY FINANCIAL CORPORATION
                                    - CANADA


                                    By: /S/ IHOR BURACHOK
                                       --------------------------------

                                    Its:
                                       --------------------------------

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                                    EXHIBITS


EXHIBIT 1.2                         PERMITTED ENCUMBRANCES

EXHIBIT 2.4                         TERM NOTE

EXHIBIT 4.5                         LIST OF LOCATIONS

EXHIBIT 5.2                         LIST OF JURISDICTIONS

EXHIBIT 5.4                         TAX DEFICIENCIES/ASSESSMENTS

EXHIBIT 5.6                         BUSINESS NAMES

EXHIBIT 5.8(b)                      LITIGATION

EXHIBIT 5.10                        LICENSES AND PERMITS

EXHIBIT 5.19                        LOCATIONS OF INVENTORY

EXHIBIT 8.1(a)                      DOCUMENTS TO BE DELIVERED







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